                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2)

[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               COMCAST CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1) or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     --------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------
     (3)  Filing Party:

     --------------------------------------------------------------------------
     (4)  Date Filed:
     --------------------------------------------------------------------------

                                 [COMCAST LOGO]

                               1500 Market Street
                      Philadelphia, Pennsylvania 19102-2148

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 19, 1996

                                 ---------------

         The Annual Meeting of Shareholders of Comcast Corporation (the "Company") will be held on Wednesday, June 19, 1996 at 9:00 a.m. local time at the offices of the Company, 1500 Market Street, 33rd Floor, Philadelphia, Pennsylvania, for the following purposes:

          1. To elect ten directors to serve for the ensuing year and until their respective successors shall have been duly elected and qualified.

          2. To consider a proposal to approve the Comcast Corporation 1996 Stock Option Plan.

          3. To consider a proposal to amend the Company's Articles of Incorporation to conform the requirements for class voting with those of the Pennsylvania Business Corporation Law of 1988.

          4. To consider a proposal to amend the Company's Articles of Incorporation to provide for mirror spin-offs, mergers, and similar transactions.

          5. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the 1996 fiscal year.

          6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The close of business on May 6, 1996 has been fixed as the record date for the meeting. All shareholders of record at that time are entitled to notice of, and all such holders of Class A Common Stock and Class B Common Stock (and, in addition, with respect to the two proposals to amend the Company's Articles of Incorporation, all such holders of Class A Special Common Stock) are entitled to vote at, the meeting and any adjournment or postponement thereof. In the event that the meeting is adjourned for one or more periods aggregating at least fifteen days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice.

         All shareholders are cordially invited to attend the meeting. The Board of Directors urges you to date, sign and return promptly the enclosed proxy to give voting instructions with respect to your shares of Class A Common Stock or Class A Special Common Stock. The proxies are solicited by the Board of Directors of the Company. The return of the proxy will not affect your right to vote in person if you do attend the meeting. A copy of the Company's Summary Annual Report is also enclosed.

                                         STANLEY WANG
                                         Secretary

May 17, 1996

                                 [COMCAST LOGO]

                               1500 Market Street
                      Philadelphia, Pennsylvania 19102-2148

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------


         The enclosed proxy is solicited by the Board of Directors of Comcast Corporation (the "Company"), a Pennsylvania corporation, for use at the Annual Meeting of Shareholders (the "meeting") to be held on Wednesday, June 19, 1996 at 9:00 a.m. local time at the offices of the Company, 1500 Market Street, 33rd Floor, Philadelphia, Pennsylvania, and any adjournment or postponement thereof. This proxy statement, the foregoing notice and the enclosed proxy are being mailed to shareholders on or about May 17, 1996.

         The Board of Directors does not intend to bring any matters before the meeting other than the matters specifically referred to in the notice of the meeting, nor does the Board of Directors know of any matter which anyone else proposes to present for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

         When your proxy card is returned properly signed, the shares represented will be voted in accordance with your directions. In the absence of instructions, the shares represented at the meeting by the enclosed proxy will be voted "FOR" each of the nominees for the Board of Directors in the election of directors and "FOR" each of the other proposals submitted to shareholders in accordance with the foregoing notice of meeting and as set forth in this Proxy Statement. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Outstanding Shares and Voting Rights

         At the close of business on May 6, 1996, the record date, the Company had outstanding __________ shares of Class A Common Stock, par value $1.00 per share, __________ shares of Class B Common Stock, par value $1.00 per share, and _____________ shares of Class A Special Common Stock, par value $1.00 per share.

         On each matter voted upon at the meeting and any adjournment or postponement thereof, the Class A Common Stock and Class B Common Stock will vote together and each record holder of Class A Common Stock will be entitled to one vote per share and each record holder of Class B Common Stock will be entitled to fifteen votes per share, except that with respect to the two proposals to amend the Company's Articles of Incorporation the Class A Common Stock and Class B Common Stock will vote as separate classes. Holders of Class A Special Common Stock shall be entitled to vote at the meeting only with respect to the two proposals to amend the Company's Articles of Incorporation, in which case the holders of Class A Special Common Stock will vote as a separate class with one vote per share. References to voting classes of the Company's Common Stock herein shall not include the Class A Special Common Stock. In the election of directors, Class A Common Stock and Class B Common Stock shareholders shall not have cumulative voting rights.

         The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which shareholders (or a class thereof) are entitled to cast on each matter to be voted upon at the meeting will constitute a quorum as to each such matter. In the event that the meeting is adjourned for one or more periods aggregating at least fifteen days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although less than a quorum as described in the preceding sentence, shall constitute a quorum for the purpose of acting upon any matter set forth in the foregoing notice.

         In the election of directors, the ten nominees receiving a plurality of the votes cast at the meeting shall be elected. Approval of the two proposals to amend the Company's Articles of Incorporation requires the separate affirmative votes of a majority of the votes cast at the meeting by the holders of each of the Class A Common Stock, Class A Special Common Stock, and Class B Common Stock, voting as separate classes. Approval of all other proposals to be submitted to shareholders in accordance with the foregoing notice of the meeting and as set forth in this Proxy Statement requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

         The holder of all of the Class B Common Stock has indicated that it will vote its shares "FOR" each of the nominees for director listed below and "FOR" each of the other proposals submitted to shareholders in accordance with the foregoing notice of the meeting and as set forth in this Proxy Statement. Consequently, the election of each of the nominees for director listed below and approval of each of the other proposals submitted to shareholders in accordance with the foregoing notice of meeting and as set forth in this Proxy Statement, other than the two proposals to amend the Company's Articles of Incorporation, are assured, and the approval by the Class B Common Stock, as a separate class, of the two proposals to amend the Company's Articles of Incorporation is assured.

Principal Shareholders

         The following table sets forth certain information regarding the holdings of each shareholder who was known to the Company to be the beneficial owner, as defined in Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), of more than 5% of any voting class of the Company's Common Stock at the close of business on February 29, 1996. So far as is known to the Company, the persons named in the table below as beneficially owning the shares set forth therein have sole voting power and sole investment power with respect to such shares, unless otherwise indicated.

                                                                                   Amount                 Percent
  Title of                                  Name and Address of                 Beneficially                 of
Voting Class                                  Beneficial Owner                     Owned                   Class
- ------------                                  ----------------                     -----                   -----

Class A Common Stock                        Ralph J. Roberts                    2,164,107(1)(2)              5.8%
                                            1500 Market Street
                                            Philadelphia, PA 19102-2148

                                            LGT Asset Management, Inc.          3,040,900(3)                 8.1%
                                            50 California Street
                                            San Francisco, California 94111

                                            The Capital Group                   3,037,500(4)                 8.1%
                                              Companies, Inc.
                                            333 South Hope Street
                                            Los Angeles, CA 90071

                                            American Express                    2,050,000(5)                 5.5%
                                            Financial Advisors, Inc.
                                            IDS Tower 10
                                            Minneapolis, MN 55440

Class B Common Stock                        Ralph J. Roberts                    9,343,125(2)               100.0%
                                            1500 Market Street
                                            Philadelphia, PA 19102-2148

- ------------------

(1) At February 29, 1996, Sural Corporation ("Sural"), a Delaware corporation, owned 1,845,037 shares of Class A Common Stock. Mr. Roberts, Chairman of the Board of Directors of the Company, and members of his family own all of the voting securities of Sural. Pursuant to Rule 13d-3 of the Exchange Act, Mr. Roberts is deemed to be the beneficial owner of the shares of Class A Common Stock owned by Sural. Also includes 319,070 shares owned directly by Mr. Roberts. See also the last sentence of note (2) below.

(2) At February 29, 1996, Sural was the sole owner of the Company's Class B Common Stock. Pursuant to Rule 13d-3 of the Exchange Act, Mr. Roberts is deemed to be the beneficial owner of the shares of Class B Common Stock owned by Sural. In addition to the shares owned by Sural, Mr. Roberts has options to purchase 658,125 shares of Class B Common Stock, of which 556,875 options are currently exercisable or are exercisable within 60 days of February 29, 1996. Since each share of Class B Common Stock is entitled to fifteen votes, the shares of Class A Common Stock and Class B Common Stock owned by Sural constitute approximately 79% of the voting power of the two classes of the Company's voting Common Stock combined (80% if all other shares of Class A Common Stock which he is deemed to beneficially own and shares underlying his options to purchase Class B Common Stock currently exercisable or exercisable within 60 days of February 29, 1996 are included). The Class B Common Stock is convertible on a share-for-share basis into Class A Common Stock or Class A Special Common Stock. If Sural and Mr. Roberts were to convert the Class B Common Stock which they are deemed to beneficially own into Class A Common Stock, Mr. Roberts would beneficially own 11,507,232 shares of Class A Common Stock (approximately 24.6% of the Class A Common Stock).

(3) The information contained in this table with respect to LGT Asset Management, Inc. is based upon information as of April 9, 1996, provided to the Company directly by LGT Asset Management, Inc.

(4) The information contained in this table with respect to The Capital Group Companies, Inc. ("TCG") is based upon a joint filing made on Schedule 13G by TCG and its wholly owned subsidiary, Capital Research and Management Company ("Capital Research"), setting forth information as of December 31, 1995. Based upon such filing, 2,450,000 of these shares are beneficially owned by Capital Research.

(5) The information contained in this table with respect to American Express Financial Advisors, Inc. ("AEFA"), is based upon a joint filing made on Form 13F by AEFA, its parent American Express Company, and other affiliates of both, setting forth information as of December 29, 1995. The Form 13F indicates that AEFA has shared dispositive power and sole voting power as to 2,050,000 shares.

Security Ownership of Management

                  The following table sets forth certain information regarding the Class A Common Stock (one vote per share) and Class A Special Common Stock (generally non-voting) beneficially owned by each director and nominee for director of the Company, by Mr. Ralph J. Roberts (the "Chief Executive Officer"), and by each of the Company's other four most highly compensated executive officers during 1995 and by all directors and executive officers of the Company as a group, at the close of business on February 29, 1996. Each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated.


                                       Amount Beneficially Owned(2)                                   Percent of Class(2)
                                       ----------------------------                                   -------------------
                                                                    Class A                                        Class A
Name of Beneficial Owner        Class A                             Special                          Class A       Special
- ------------------------        -------                             -------                          -------       -------
Daniel Aaron..............       204,947                            671,638                            (3)           (3)
John R. Alchin............          -                               148,358                            (3)           (3)
Gustave G. Amsterdam......        25,269                            135,618                            (3)           (3)
Sheldon M. Bonovitz.......        17,705(4)                         229,463(5)                         (3)           (3)
Julian A. Brodsky.........       296,058(6)                       1,549,308                            (3)           (3)
Joseph L. Castle, II......           375                             19,897                            (3)           (3)
Brian L. Roberts..........         9,582(7)                         311,976(8)                         (3)           (3)
Ralph J. Roberts(1).......     2,164,107(9)                      10,190,926(10)                        5.8%          5.2%
Lawrence S. Smith.........          -                               201,505                            (3)           (3)
Bernard C. Watson.........          -                                17,400                            (3)           (3)
Irving A. Wechsler........       122,763                            502,492                            (3)           (3)
Anne Wexler...............          -                                18,150                            (3)           (3)

All directors and
executive officers
as a group (13 persons)...     2,887,751(4)(6)(7)(9)             14,162,908(5)(8)(10)                  7.7%          7.1%

- ---------------------

(1) Pursuant to Rule 13d-3 of the Exchange Act, Mr. Ralph J. Roberts is also deemed to be the beneficial owner of 100% of the outstanding shares of the Company's Class B Common Stock owned by Sural. See notes (1) and (2) to the table under the caption "Principal Shareholders."

(2) With respect to each beneficial owner, the shares issuable upon exercise of his or her currently exercisable options and options exercisable within 60 days of February 29, 1996 are deemed to be outstanding for the purpose of computing the percentage of the class of Common Stock owned. Includes the following shares of Class A Common Stock and Class A Special Common Stock, respectively, for which the named individuals, and all directors and executive officers as a group, hold currently exercisable options or options exercisable within 60 days of February 29, 1996: Mr. Aaron, none and 8,400 shares; Mr. Alchin, none and 100,335 shares; Mr. Amsterdam, none and 17,400 shares; Mr. Bonovitz, none and 17,400 shares; Mr. Brodsky, 65,601 and 714,660 shares; Mr. Castle, none and 17,400 shares; Mr. Brian L. Roberts, 7,697 and 209,121 shares; Mr. Ralph J. Roberts, none and 4,029,829 shares; Mr. Smith, none and 161,604 shares; Mr. Watson, none and 17,400 shares; Mr. Wechsler, none and 8,400 shares; Ms. Wexler, none and 17,400 shares; and all directors and executive officers as a group, 96,338 and 5,424,161 shares.

(3)  Less than one percent of the applicable class.

(4) Includes 5,486 shares of Class A Common Stock held in trust or as a custodian for his children, 6,425 shares owned by his wife, and 2,636 shares held by him as trustee for a testamentary trust, as to all of which shares he disclaims beneficial ownership.

(5) Includes 11,189 shares of Class A Special Common Stock held in trust or as a custodian for his children, 16,044 shares owned by his wife, 164,946 shares held by him as trustee for a testamentary trust, and 6,738 shares owned by a charitable foundation of which his wife is a trustee, as to all of which shares he disclaims beneficial ownership.

(6) Includes 20,000 shares of Class A Common Stock owned by a charitable foundation of which he and members of his family are directors and officers, as to which he disclaims beneficial ownership.

(7) Includes 1,356 shares of Class A Common Stock owned by his wife, as to which shares he disclaims beneficial ownership.

(8) Includes 678 shares of Class A Special Common Stock owned by his wife and 20,541 shares owned by a charitable foundation of which he and his wife are directors and officers, as to all of which shares he disclaims beneficial ownership.

(9)  Includes 1,845,037 shares of Class A Common Stock owned by Sural. See note
     (1) to the table under the caption "Principal Shareholders."

(10) Includes 5,315,772 shares of Class A Special Common Stock owned by Sural, and 47,005 shares owned by two charitable foundations of which he and his wife are trustees and as to which shares he disclaims beneficial ownership.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

                  Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company's review of the copies of these reports received by it, and written representations received from reporting persons, the Company believes that all filings required to be made by the reporting persons for the period January 1, 1995 through December 31, 1995 were made on a timely basis, except for one report of a grant of options to Mr. Brodsky, for which a Form 5 was inadvertently filed late.

                             MANAGEMENT COMPENSATION

Summary Compensation Table

     The following table sets forth, for the Company's last three fiscal years, certain information concerning the annual and long-term compensation paid to or for the Chief Executive Officer and each of the Company's other four most highly compensated executive officers:

                                                  Annual Compensation                       Long-Term Compensation
                                                                                                    Awards
                                                  -------------------                       ----------------------
                                                                                                       Number of
                                                                   Other Annual     Restricted        Securities          All Other
Name and                                              Bonus        Compensation       Stock            Underlying       Compensation
Principal Position           Year    Salary ($)       ($)(2)           ($)           Awards($)(5)     Options(#)(6)        ($)(7)
- ------------------           ----    ----------      --------     ----------------   ------------     -------------       ---------
Ralph J. Roberts ........    1995      $821,360      $   --         $  499,334(3)        $   --               --         $3,286,173
Chairman of the .........    1994       800,000          --            669,619(3)            --          2,220,000        3,881,881
 Board of ...............    1993       800,672          --          3,871,054(3)(4)         --            375,000        1,272,995
 Directors (1)

Julian A. Brodsky .......    1995      $625,000      $   --         $   24,705(3)        $   --            250,000       $1,285,803
 Vice Chairman ..........    1994       561,750          --             88,663(3)            --            805,000          742,466
 of the Board of ........    1993       525,654          --          1,039,821(4)         906,250          112,500          102,576
 Directors

Brian L. Roberts ........    1995      $625,000      $242,000       $   96,881           $   --            500,000       $   32,383
 President ..............    1994       535,000       126,000          142,755(4)         308,000          535,000           34,589
                             1993       500,835          --             76,192(4)         634,375           75,000           30,080

Lawrence S. Smith .......    1995      $600,000      $ 61,000       $   39,755           $   --            400,000       $   33,924
 Executive Vice .........    1994       380,000        68,000           18,882            110,688          200,000           37,041
 President ..............    1993       355,546          --              4,782            271,875           45,000           32,298

John R. Alchin ..........    1995      $502,000      $ 29,000       $   56,844           $   --            300,000       $   34,531
 Senior Vice ............    1994       355,000        31,000           20,140               --            135,000           38,318
 President- .............    1993       335,446          --              9,166            271,875           45,000           33,256
 Treasurer

- ----------
(1) The Company's by-laws do not provide for the position of "Chief Executive Officer." For purposes of this Proxy Statement, the Company has determined that Mr. Ralph J. Roberts should be deemed to be the Company's Chief Executive Officer.

(2) The bonuses paid to executive officers in 1995 and 1994 relate to termination of the Company's discretionary bonus plan, except for $125,000 of the bonus paid to Mr. Brian L. Roberts in 1995. See "Report of the Compensation Committee and Subcommittee on Performance-Based Compensation on Executive Compensation - Base Salary."

(3) Includes amounts paid to offset tax liabilities incurred in connection with Company payments to cover the premiums attributable to the term life insurance portion of the split-dollar life insurance policies (see note
     (7)(c) below). Such amounts are calculated based upon the amount of tax payable by the executive officers in accordance with the highest individual income tax bracket.

(4) Includes amounts paid to offset tax liabilities incurred in connection with the exercise of stock options. The plan pursuant to which these bonuses were paid was terminated by the Board of Directors as of December 31, 1993. See "Report of the Compensation Committee and the Subcommittee on Performance-Based Compensation on Executive Compensation - Effect of Internal Revenue Code Section 162(m)."

(5) This column represents the dollar value of the shares of restricted stock awarded to the named persons as of the date such shares were awarded. The awards of restricted stock are made in shares of Class A Special Common Stock ("Restricted Stock") pursuant to the Company's 1990 Restricted Stock Plan. Under the awards generally, subject to certain conditions and restrictions, 15% of the shares awarded vest on January 2 of each of the first four years following the date of grant, and the remaining 40% vest on January 2 of the fifth year, provided, however, that each recipient may elect to defer the portion that vests in any year for five years. The award to Mr. Brian L. Roberts in 1994 vests 30% on January 2 of the first year after grant, 15% on January 2 of each of the next two years, and the balance on the following January 2. The award to Mr. Smith in 1994 vested in its entirety on January 2, 1995. At December 31, 1995, the Restricted Stock holdings for Mr. Brodsky were 52,500 shares (with a market value at that date of $954,844); for Mr. Brian L. Roberts were 130,450 shares (with a market value at that date of $2,372,559); for Mr. Smith were 51,750 shares (with a market value at that date of $941,203); and for Mr. Alchin were 51,750 shares (with a market value at that date of $941,203). Mr. Ralph J. Roberts does not hold any shares of Restricted Stock. Dividends are not payable and do not accrue on unvested shares of Restricted Stock.

(6) The number of securities underlying options granted prior to January 12, 1994 have been retroactively adjusted for the three-for-two stock split in the form of a 50% stock dividend paid on February 2, 1994 to shareholders of record on January 12, 1994.

(7) Includes (with respect to amounts applicable to 1995): (a) Company contributions to its 401(k) Retirement-Investment Plan in the amount of approximately $5,390 for each of the named executive officers; (b) the dollar value, on a term loan approach, of the benefit of the whole-life portion of the premiums for split-dollar life insurance policies paid by the Company projected on an actuarial basis (Messrs. Ralph J. Roberts $2,904,884; Brodsky $1,266,584; Brian L. Roberts $25,253; Smith $26,734;
     and Alchin $27,431), although the Company believes that a more realistic determination of the economic value of the benefit would be based on an approach which calculates the time value of money (using the applicable short-term federal funds rate) of the premiums paid by the Company through 1995 (Messrs. Ralph J. Roberts $1,067,131; Brodsky $197,632; Brian L. Roberts $9,532; Smith $12,596; and Alchin $12,417); (c) Company payments on behalf of the named executive officers to cover the premiums attributable to the term life insurance portion of the split-dollar life insurance policies (Messrs. Ralph J. Roberts $375,899; Brodsky $13,339; Brian L. Roberts $1,250; Smith $1,310; Alchin $1,220); and (d) Company payments to its long-term disability plan in the amount of $490 for each of the named executive officers (other than Mr. Ralph J. Roberts, who is not eligible to participate in such plan).

     In accordance with the terms of the split-dollar life insurance policies referred to above, the Company will recover all of the cumulative premiums paid by the Company for the whole-life portion of such policies.

Stock Option Grants

     The following table contains information concerning grants of stock options under the Company's 1987 Stock Option Plan to the Chief Executive Officer and to each of the Company's other four most highly compensated executive officers during 1995. The Company does not have any plan pursuant to which stock appreciation rights ("SARs") may be granted.

                              Option Grants in 1995
                              ---------------------


                                                                                               Potential Realizable Value at Assumed
                                                                                               Annual Rates of Stock Price
                                       Individual Grants                                       Appreciation for Option Terms(1)
                        ---------------------------------------------------------------        ---------------------------------
                        Number of         % of Total
                        Securities        Options
                        Underlying        Granted to      Exercise or
                        Options           Employees in    Base Price       Expiration
Name                    Granted (#)       1995            ($/Sh)           Dates(2)        0%            5%               10%
- ----------------        -----------       ------------    -----------      ----------     ---      --------------      ----------
Ralph J. Roberts          -                -                N/A              N/A          $-        $     -             $   -

Julian A. Brodsky        5,333             *              $18.7500         01/13/05       $0        $    59,460         $   148,817
                       244,667             9%              18.7500         12/21/05        0          3,070,105           7,893,700

Brian L. Roberts         7,329(3)          *              $16.5000         01/13/00       $0        $    19,380         $    56,123
                       492,671            17%              15.0000         07/13/05        0          4,942,370          12,705,552

Lawrence S. Smith        6,666             *              $15.0000         01/13/05       $0        $    62,883         $   159,358
                       393,334            14%              15.0000         07/13/05        0          3,945,842          10,143,738

John R. Alchin           6,666             *              $15.0000         01/13/05       $0        $    62,883         $   159,358
                       293,334            10%              15.0000         07/13/05        0          2,942,664           7,564,826

All Outstanding            N/A           N/A                N/A              N/A                 $2,495,142,149      $6,411,351,186
Common Shares (4)

- ----------
*    Less than one percent of total options granted to employees in 1995.

(1) Illustrates, as to options, value that might be realized upon exercise of options immediately prior to the expiration of their term, assuming specified compounded rates of appreciation on the Class A Special Common Stock over the term of the options, based on the market prices for the Class A Special Common Stock when the options were granted. The 0%, 5% and 10% assumed rates of appreciation are not necessarily indicative of future stock performance.

(2) All of the options to purchase Class A Special Common Stock were granted under the Company's 1987 Stock Option Plan. All options were granted on January 13, 1995 (except for the options granted to Mr. Brodsky, which were granted June 21, 1995). Except as described in note (3) below, all options granted in 1995 have exercise prices equal to the fair market value on the date of grant and generally become exercisable at the rate of 20% of the shares covered thereby on the second anniversary of the date of grant and the balance in equal increments over the remaining term of the options. The options that expire on January 13, 2000 and 2005 are incentive stock options and the options that expire on July 13 and December 21, 2005 are nonqualified stock options.

(3) In accordance with the tax rules governing incentive stock options, these options were granted at an exercise price equal to 110% of the fair market value on the date of grant. The options become exercisable into shares of the Company's Class A Special Common Stock at the rate of 40% of the shares covered thereby on the second anniversary of the date of grant, another 20% on each of the third and fourth anniversaries of the date of grant, and the remaining 20% six months prior to the fifth anniversary of the date of grant.

(4) Illustrates the aggregate appreciation in value of all shares of common stock of the Company outstanding on December 31, 1995, based on the assumed 5% and 10% rates of appreciation that produced the realizable values of options granted to executive officers shown in this table (measured from the dates of grant of the options to their expiration, on a weighted average basis).

Stock Option Exercises and Holdings

         The following table sets forth information related to options exercised during 1995 by the Chief Executive Officer and each of the Company's other four most highly compensated executive officers during 1995, and the number and value of options held at December 31, 1995 by such individuals. The Company does not have any plan pursuant to which SARs may be granted.

                       Aggregated Option Exercises in 1995
                     and Option Values at December 31, 1995
- -------------------------------------------------------------------------------

                                                                       Number of Securities
                                                                       Underlying
                                                                       Unexercised                     Value of Unexercised
                                                                       Options at                      In-the-Money Options at
                                   Shares                              Dec. 31, 1995 (#)               Dec. 31, 1995 ($)
                                   Acquired                            --------------------------      -----------------
                                   on                Value
           Name                    Exercise (#)      Realized ($)      Exercisable  Unexercisable      Exercisable  Unexercisable
- -----------------------            ------------      ------------      -----------  -------------      -----------  -------------
Ralph J. Roberts
  Class A Special Common Stock         990           $    9,735        4,029,829    1,150,730          $19,422,955    $7,866,787
  Class B Common Stock                -                    -             556,875      101,250            6,780,125(1)  1,068,134(1)

Julian A. Brodsky
  Class A Special Common Stock      13,500           $  191,813          634,950    1,374,053          $ 3,577,867    $5,528,678
  Class A Common Stock              10,332              164,382           65,601         -                 838,721        -

Brian L. Roberts
  Class A Special Common Stock      12,987           $  137,720           98,399    1,134,392          $   405,740    $2,616,358
  Class A Common Stock                -                    -               7,697         -                  98,409        -

Lawrence S. Smith
  Class A Special Common Stock      24,542           $  273,626          124,388      681,070          $   775,090    $2,223,542

John R. Alchin
  Class A Special Common Stock        -              $     -              60,306      516,681          $   410,654    $1,680,188

- ----------
(1) Each share of Class B Common Stock is convertible into one share of Class A Common Stock or Class A Special Common Stock, at the option of the holder, and entitles the holder to fifteen votes per share. Each record holder of Class A Common Stock is entitled to one vote per share. The illustrated value of these options is based on the closing price of a share of Class A Common Stock on December 31, 1995. In addition, in accordance with the Compensation Agreement (see "Agreements with Executive Officers - Compensation Agreement with the Chief Executive Officer" elsewhere in this Proxy Statement), the Chief Executive Officer is entitled to certain bonuses payable upon exercise of his Class B options to offset tax liabilities incurred in connection with the exercise of such options. At December 31, 1995, the Company's potential liability relating to such bonuses (based upon the market price of the Class A Common Stock on such date) was approximately $6.0 million and fluctuates based on the market value of the Company's Class A and Class B Common Stock. For more detail regarding the bonuses, see "Agreements with Executive Officers - Compensation Agreement with the Chief Executive Officer."

Pension Plans

     Under the Company's Supplemental Executive Retirement Plan (the "Plan"), adopted July 31, 1989, supplemental retirement, death and disability benefits may be paid to or in respect of certain senior executives employed by the Company and its affiliated companies, as selected by the Company's Board of Directors. The Plan contemplates the payment of various percentages of a participant's Final Average Compensation (as actuarially reduced, in certain circumstances and as defined below) in the event that the participant (i) elects to retire early, after the later of the participant's 55th birthday or 20 years of service with the Company; (ii) retires at age 65 or after; (iii) suffers a permanent disability which renders the participant incapable of employment in the same or a similar occupation; or (iv) dies. A participant may elect a reduction in lifetime benefits in exchange for the continuation of payments to a surviving spouse. As of the date of this Proxy Statement, Messrs. Ralph J. Roberts and Brodsky (who were each credited as of April 1, 1996 with 32 years of service under the Plan) are the only current employees selected by the Board of Directors to participate in the Plan.

     The following table shows the annual single life annuity retirement benefit which Messrs. Ralph J. Roberts and Brodsky, respectively, would receive based on remuneration covered by, and years of service credited under, the Plan if he had retired on January 1, 1996 at age 65. The benefits shown below are subject to reduction for Social Security benefits.

                           Pension Plan Table
                           ------------------
         Final
         Average                            Years of Service
         Compensation(1)                      30 or More(2)
         ---------------                      -------------
         $300,000                             $180,000
          400,000                              240,000
          500,000                              300,000
          600,000                              360,000
          700,000                              420,000
          800,000                              480,000
          900,000                              540,000

- ---------------

(1) Final Average Compensation equals one-fifth of the total compensation for the five years preceding retirement. Compensation includes salary, bonus (including any deferred bonus) and any other supplementary remuneration, but excludes discretionary payments made to participants to offset tax liabilities incurred upon the exercise of non-qualified stock options and split-dollar life insurance bonuses.

(2)  This column represents the maximum benefits payable under the Plan.

     The Company also has an agreement with Mr. Brodsky pursuant to which he is entitled to a $30,000 payment each year for 15 years commencing upon his termination of employment at or after attaining age 65, subject to a vesting schedule. Any benefits received under this agreement reduce the benefits to which Mr. Brodsky is entitled under the Plan.

Agreements with Executive Officers

     Compensation Agreement with the Chief Executive Officer

     A Compensation and Deferred Compensation Agreement and Stock Appreciation Bonus Plan with the Chief Executive Officer (the "Compensation Agreement") was approved by the Company's shareholders on June 22, 1994.

     The Compensation Agreement provides that the Chief Executive Officer will continue to serve as Chairman of the Board of Directors of the Company until December 31, 1997, and will continue to devote substantially all of his working time to the Company, on the terms and conditions summarized below. In addition, for a five year period following termination of the Compensation Agreement, he is required to perform certain functions, as the Company may request from time to time, to promote the interests and goodwill of the Company.

     Base Salary. The Chief Executive Officer will receive an annual base salary of $800,000 beginning in 1993, as adjusted (but never reduced) in order to reflect increases in the consumer price index subsequent to 1993.

     Split-Dollar Life Insurance. The Compensation Agreement requires the Company to provide and maintain insurance protection under the Company's Split-Dollar Life Insurance Plan for the Chief Executive Officer and his spouse in an amount which represented a total net after-tax cost to the Company of approximately $6.6 million at the time of implementation of the Compensation Agreement. Under the Split-Dollar Life Insurance Plan generally, the Company pays a portion of the annual premiums for joint-and-survivor life insurance policies for certain senior executive officers, and upon payment of the policies at death (or in the case of the Chief Executive Officer, of him and his spouse), the Company recovers all of the cumulative premiums previously paid by the Company for the whole-life portion of such policies. The Company will also continue to pay the Chief Executive Officer an annual cash bonus in an amount equal to the portion of the annual premium for such life insurance protection that he is required to pay under the Split-Dollar Life Insurance Plan, i.e., the portion of the premium representing the cost of term insurance; in addition, for the insurance required to be maintained under the Compensation Agreement the Company will increase the bonus by an amount sufficient to pay any income tax liability incurred in connection with payment of the bonus (collectively, the "Split-Dollar Bonus").

     Tax Grossed-Up Bonus and Stock Appreciation Bonus. The Company will pay mandatory cash bonuses to the Chief Executive Officer to offset income tax liability on certain of the income recognized upon exercise of his current nonqualified stock options for Class B Common Stock of the Company, to the extent such income is recognized due to appreciation in the value of such stock prior to September 9, 1993, the date of the Compensation Agreement (the "Tax Grossed-Up Bonus"), and a separate stock appreciation bonus essentially duplicating the Tax Grossed-Up Bonus for appreciation subsequent to the date of the Compensation Agreement, subject to a maximum of 125% of the appreciation of the Class A Common Stock in excess of $20.583 per share times the number of options for Class B Common Stock exercised (the "Stock Appreciation Bonus"). The requirement that the Company pay a Tax Grossed-Up Bonus or Stock Appreciation Bonus will apply notwithstanding termination of the Company's discretionary bonus plan effective December 31, 1993.

     Stock Option Grants. The Compensation Agreement provided for the award to the Chief Executive Officer of nonqualified options to purchase 2,220,000 shares of the Company's Class A Special Common Stock at the closing market price for such stock on March 15, 1994. This one-time option grant represented approximately 75% of the unexercised nonqualified options to purchase Class A Special Common Stock previously awarded to him, and the new options generally vest and expire at the same times as, and in proportion to, the vesting and expiration dates of the previously outstanding options. The purpose of the special option grant in the Compensation Agreement was to replace, in part, the potential benefits provided by the Company's terminated discretionary bonus plan.

     The Compensation Agreement provides that the Chief Executive Officer will not receive further option grants through December 31, 1995. The Compensation Agreement also provides that the Company will consider means of replacing the potential benefits represented by the terminated discretionary bonus plan with respect to the appreciation through March 15, 1994, in the options for Class A Special Common Stock previously awarded to the Chief Executive Officer, taking into account the financial position of the Company and the tax deductibility of any such payments. See "Report of the Compensation Committee and Subcommittee on Performance-Based Compensation on Executive Compensation."

     Termination. The Compensation Agreement will terminate upon the Chief Executive Officer's death, at the Company's option upon his disability, or for cause (as such terms are defined in the Compensation Agreement) upon a vote of not less than two-thirds of the entire membership of the Company's Board of Directors. If his employment is terminated by reason of his death or disability, the Company shall continue to pay his annual base salary on a monthly basis to him or his spouse, during their lifetimes, for a maximum of five years, and the Split-Dollar Bonus, the Stock Appreciation Bonus, and the Tax Grossed-Up Bonus will continue to be payable. In the event of death, all of his outstanding options will vest fully and remain exercisable for their remaining terms. If his employment is terminated by the Company in violation of the Compensation Agreement, he shall remain entitled to substantially all of the benefits under the Compensation Agreement.

     Employment Agreements with Messrs. Smith and Alchin.

     During 1995, the Company entered into employment agreements with two executive officers of the Company, Lawrence S. Smith, the Company's Executive Vice President, and John R. Alchin, the Company's Senior Vice President and Treasurer. The following is a description of the material terms of such agreements.

     The term of such agreements is from January 1, 1995 through December 31, 1999 (the "Employment Period"). Mr. Smith and Mr. Alchin each agree to work full time for the Company during the Employment Period.

     The agreement with Mr. Smith provides for a base salary of $600,000 in 1995, and the agreement with Mr. Alchin provides for a base salary of $500,000 in 1995. In each case, for each year in the Employment Period subsequent to 1995 the base salary will be increased by the greater of five percent or the percentage increase during the previous year in the consumer price index. Pursuant to the agreements, each of the executives is eligible to receive an annual performance bonus, commencing in 1996, of up to 50% of his base salary for the applicable year. The amount of the bonus will be determined annually by the Subcommittee on Performance-Based Compensation of the Board of Directors of the Company (the "Compensation Subcommittee"), based on the performance of the Company and of the applicable executive during such year, and is payable in cash or in shares of Class A Special Common Stock of the Company, in the discretion of the Compensation Subcommittee. No precise performance standards, goals, or targets are included in the agreements. The agreements provide that, in the event any portion of the bonus for a particular year would not be deductible to the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended (which generally limits the deductibility of compensation to a named executive officer to $1.0 million per year), such portion will be deferred pursuant to the Company's Deferred Compensation Plan and paid in a year in which it will be fully deductible to the Company for federal income tax purposes.

     Each agreement provides that the applicable executive's employment may be terminated without cause by the Company and that he may resign voluntarily. If the executive's employment is terminated without cause, he is entitled to receive his then-current base salary and all insurance, medical, or other similar benefits for a period of one year from the date of discharge, subject to offset by other compensation or benefits earned by the executive during such period, and he is entitled to receive his bonus for the year of discharge. If the executive resigns, or is terminated for cause (as defined in the agreement), he is entitled only to his base salary for days actually worked and any amounts due to him under the Deferred Compensation Plan.

     Under each of the agreements, the executive agrees not to compete with the Company during his employment and for one year after termination of his employment. The agreements also require each executive to maintain the confidentiality of certain information of the Company, and not to use such information except for the benefit of the Company, at all times during his employment and after termination of his employment. Breach by the executive of any of such obligations constitutes cause for termination of the applicable agreement, and terminates the Company's obligations for payments subsequent to any discharge of the executive without cause.

     Each of the agreements provides that it shall continue in effect upon the merger of the Company into another entity, or in similar events.

Stock Performance Graph

     The following graph compares the yearly percentage change in the cumulative total shareholder return on each of the Company's Class A Common Stock and Class A Special Common Stock during the five years ended December 31, 1995 with the cumulative total return on the Standard & Poor's 500 Stock Index and with a selected peer group consisting of the Company and five other companies engaged in the cable communications industry: Cablevision Systems Corporation (Class A); Jones Intercable, Inc.; TCA Cable TV, Inc.; TeleCommunications, Inc. (Class A); and Time Warner, Inc. The comparison assumes $100 was invested on December 31, 1990 in the Company's Class A Common Stock and Class A Special Common Stock and in each of the foregoing indices and assumes the reinvestment of dividends.

     300|----------------------------------------------------------|
        |                          *&                              |
        |                                                          |
     250|----------------------------------------------------------|
        |                           @                              |
        |                                                   &#     |
     200|---------------------------------------------------*@-----|
        |                                     *&@                  |
        |               @          #          #                    |
     150|--------------*-------------------------------------------|
        |     *&#      &#                                          |
  D     |      @                                                   |
  O  100|----------------------------------------------------------|
  L     |                                                          |
  L     |                                                          |
  A   80|----------------------------------------------------------|
  R     |                                                          |
  S     |                                                          |
      60|----------------------------------------------------------|
        |                                                          |
        |                                                          |
      40|----------------------------------------------------------|
        |                                                          |
        |                                                          |
      20|----------------------------------------------------------|
        |                                                          |
        |                                                          |
       0|----|----------|---------|-----------|-----------|--------|
            1991      1992      1993        1994         1995


*=Comcast Class A   &=Comcast Class A Special   #=S&P 500   @=Industry Group



                                                 Cumulative Total Return
                                       ---------------------------------------
                                       1991    1992     1993     1994     1995
                                       ----    ----     ----     ----     ----
Comcast Class A             *          129      150      284      181      208
Comcast Class A Special     &          130      143      286      188      219
S&P 500                     #          130      140      155      157      215
Industry Group              @          122      156      239      179      205

Report of the Compensation Committee and the Subcommittee on Performance-Based Compensation on Executive Compensation

     Compensation Policy. The Compensation Committee (the "Compensation Committee") is responsible for making recommendations to the Board of Directors on executive compensation. The Subcommittee on Performance-Based Compensation (the "Compensation Subcommittee") is responsible for establishing performance-based criteria and goals for compensation to senior executives and, beginning in 1994, for administering the Company's 1987 Stock Option Plan, the 1990 Restricted Stock Plan and bonus plans. As used in this Report, the term "Committee" shall refer to the Compensation Committee and the Compensation Subcommittee, regardless of whether they acted separately or together.

     The goal of the Committee is to attract and retain highly qualified executive officers and key employees in an effort to enhance shareholder value. The Company attempts to realize these goals by providing competitive compensation and permitting executive officers to take an ownership stake in the Company commensurate with their relative levels of seniority and responsibilities. The members of the Compensation Committee and the Compensation Subcommittee are disinterested non-employee directors and the members of the Compensation Subcommittee are "outside directors" (as defined in Section 162(m) of the Internal Revenue Code).

     Each year the Committee conducts a full review of the Company's executive compensation, except for the compensation of the Chief Executive Officer, which is determined under the Compensation Agreement. In 1995, this review included a comprehensive report from an independent compensation consultant which prepared a competitive analysis/survey of the Company's executive compensation program in comparison to programs maintained by approximately 85 media companies, including 20 substantial competitors in the cable industry. These companies represent a broad sampling of the Company's most direct competitors for executive talent and include the principal companies included in the peer group index in the Stock Performance Graph included elsewhere in this Proxy Statement. In light of the nature of their responsibilities, particularly the fact that the executive officers have overall corporate policy making, management and administrative responsibilities and are not directly responsible for the operating units of the Company, a key factor in the Committee's assessment of such officers is the Company's overall performance.

     The principal forms of executive compensation in 1995 were base salary, bonuses, stock options, and split-dollar (whole) life insurance policies. The Company seeks to achieve a mix of these various forms of compensation which will properly compensate and motivate its executives on an individual basis and commensurate with their relative levels of seniority and responsibility.

     As discussed below, the Committee considers a variety of factors in arriving at the compensation paid to the Company's executive officers other than the Chief Executive Officer. No specific weighting was assigned by the Committee to any of the factors considered in determining the remuneration paid to the named executive officers for 1995.

     Base Salary and Bonus. The Company's philosophy with respect to setting base salary is to compensate its executive officers with reasonable current income on a competitive basis. For 1995, in accordance with the recommendations of the independent compensation consultant retained by the Company, the Committee approved increases in base salary for the executive officers (other than the Chief Executive Officer). Such salary increases were based in part on competitive factors within the industries in which the Company participates, in part on the increasing complexity of the executives' jobs given the rapid growth of the Company and its expansion into new areas of activity, in part on maintaining appropriate relative opportunities for compensation for the executive officers of the Company compared to employees operating at the divisional level, and, with respect to Messrs. Smith and Alchin, in part on their willingness to enter into long term employment contracts containing obligations not to compete with the Company after termination of their employment, see "Agreements with Executive Officers." Based on the same considerations, the Committee awarded an annual performance bonus to Mr. Brian
L. Roberts in 1995, and approved employment agreements with Messrs. Smith and Alchin providing for annual bonuses in the discretion of the Compensation Subcommittee beginning in 1996. In 1995, base salary and annual bonuses for the executive officers was generally at or below the median of total salary and annual cash incentive compensation for executive officers in comparable positions at peer companies, as confirmed by the independent compensation consultant retained by the Company.

     Of the bonuses paid to executive officers (other than the Chief Executive Officer and Mr. Brodsky) in 1995, all but $125,000 of the bonus to Mr. Brian L. Roberts related to termination of the Company's discretionary bonus plan, as discussed below. The bonus awarded to Mr. Brian L. Roberts for 1995 included an annual performance bonus of $125,000.

     Equity-Based Incentive Compensation. The Company's equity-based incentive compensation is in the form of stock option grants and restricted stock awards. In 1995, consistent with its overall compensation policy, the Committee emphasized equity-based incentives to each of the named executive officers. The Committee believes that reliance upon such incentives is advantageous to the Company because it fosters a long-term commitment by the recipients to the Company and motivates these executives to seek to improve the long-term market performance of the Company's stock. Stock options produce value to executives only if the price of the Company's stock appreciates, thereby directly linking the interests of the executives with those of its shareholders.

     The stock options granted in January 1995 (June 1995 with respect to Mr. Brodsky) were based on the level of the respective executive's position and the level of such compensation paid to officers at comparably sized public companies in the media industry. The size of previous option grants and restricted stock awards and the number of options or restricted shares held by an executive is not taken into account in determining the number of options or shares of restricted stock awarded. The options granted in 1995 generally vest 20% on the second anniversary of the date of grant and the balance in equal increments over the remaining term of the options.

     In determining that the levels of the equity-based incentive compensation were appropriate and reasonable in 1995, the Committee reviewed the competitive analysis conducted by the independent compensation consultant which stated that such compensation on the average was consistent with opportunities within the 75th percentile of such companies.

     Compensation of Chief Executive Officer. The Company's by-laws do not provide for a "Chief Executive Officer" of the Company. The Company has determined that, for 1995, Mr. Ralph J. Roberts, the Chairman of the Company's Board of Directors, was its chief executive officer for purposes of this Proxy Statment.

     The Chief Executive Officer's compensation for 1995 was determined under the terms of the Compensation Agreement. The Compensation Agreement was entered into effective September 9, 1993, as amended March 16, 1994, and approved by shareholders at the annual meeting of shareholders on June 22, 1994. See "Agreements with Executive Officers - Compensation Agreement with the Chief Executive Officer." The Committee did not take any specific action with respect to the Chief Executive Officer's compensation for 1995.

     Effect of Internal Revenue Code Section 162(m). Effective January 1, 1994,
Section 162(m) of the Internal Revenue Code provides that certain compensation in excess of $1.0 million paid to the chief executive officer and the four most highly compensated executive officers of a public company (determined as of the last day of the company's tax year) will not be deductible for federal income tax purposes.

     The Committee is engaged in an ongoing review of the Company's compensation practices for purposes of obtaining the maximum continued deductibility of compensation paid by the Company consistent with its existing commitments and ongoing competitive needs. Certain forms of compensation are not included in determining whether the $1.0 million limit under Section 162(m) has been exceeded, such as certain "performance based" compensation adopted by a committee of at least two outside directors and approved by shareholders, compensation paid under binding written contracts (including nonqualified stock options) in effect prior to the proposal of the new provision, and compensation paid pursuant to certain plans approved by shareholders prior to enactment of the new provision. These forms of compensation continue to be deductible without regard to Section 162(m). In general, compensation pursuant to nonqualified options granted to date under the Company's 1987 Stock Option Plan will continue to be deductible for federal income tax purposes when the options are exercised.

     Certain compensation was awarded during 1995 after consideration of the termination of a plan (approved by shareholders on September 17, 1986) under which the Board of Directors had discretion to award cash bonuses to employees or directors exercising nonqualified options to reimburse such persons for the income taxes payable by them upon exercise of the options and receipt of the bonus. The Committee determined that the discretionary bonus plan did not come within any of the exceptions to Section 162(m), and that if bonuses were to be awarded under such plan in 1994 or thereafter, they might not be deductible. In addition, in light of the appreciation in the Company's Common Stock over the period 1987-1993, the Board determined that continuation of the bonus plan could impose significant cash burdens on the Company in future years. Accordingly, the Board of Directors terminated the discretionary bonus plan as of December 31, 1993.

     In an effort to replace the potential benefits provided by the Company's terminated discretionary bonus plan, two types of compensation were awarded to senior executive officers in 1995. The Committee awarded lump-sum bonuses, or, in the cases of the Chief Executive Officer and Mr. Brodsky, additional split-dollar life insurance benefits, in an amount generally calculated (together with similar compensation awarded in 1994) to produce the same after-tax cost to the Company as the potential benefits under the terminated discretionary bonus plan with respect to appreciation in such persons' previously awarded nonqualified options prior to March 15, 1994. Such additional split-dollar insurance benefits generally correspond to the benefits subject to the Compensation Agreement, except that they include for the Chief Executive Officer an additional bonus to offset federal gift taxes on the portion of the annual insurance premiums representing the cost of term insurance, which are imposed because the Chief Executive Officer's life insurance benefits would be received by a trust for the benefit of his children. The Company's compensation consultant advised the Committee that its actions terminating the discretionary bonus plan and awarding the compensation described above were appropriate and reasonable.

     The bonus programs instituted by the Committee beginning in 1996 will not be excluded from calculation of the amount of compensation potentially limited by Section 162(m), because they do not contain objective performance standards and have not been approved by shareholders. The bonus programs have been structured, however, so as to preserve the Company's ability to deduct the full amount of the bonuses awarded. See "Agreements with Executive Officers."

     With respect to the Compensation Agreement, a portion of the compensation paid to the Chief Executive Officer will not or may not be deductible under
Section 162(m) to the extent it is paid during the course of his employment as an executive officer of the Company. While no portion of the compensation paid to the Chief Executive Officer in 1995 was nondeductible, the nonexempt compensation for federal income tax purposes in years subsequent to 1995 is expected to exceed $1.0 million. In addition, the Compensation Agreement provides for payment of a mandatory Tax Grossed-Up Bonus upon exercise of any of the Chief Executive Officer's options to acquire Class B Common Stock of the

Company, which, if paid during the course of his employment as one of the five most highly paid executive officers of the Company, would not be deductible under Section 162(m). See "Agreements with Executive Officers -- Compensation Agreement with the Chief Executive Officer."

     The Committee determined to provide the above-described compensation regardless of its nondeductibility or potential nondeductibility, based on, among other things (1) its determination of a fair and competitive compensation level for the Chief Executive Officer taking into account his unique and invaluable contributions to the Company over the course of the Company's history, (2) the benefits to the Company if the Chief Executive Officer's incentive to retain Class B Common Stock obtained upon exercise of options is maximized, (3) the relatively minimal effect on the Company of forgoing deductibility of the specific annual compensation (other than the Tax Grossed-Up Bonus) in excess of $1.0 million, and (4) the possibility that the Tax Grossed-Up Bonus would not be required to be paid at a time when payment would be nondeductible. In addition, the Committee believes that the Company's former discretionary bonus plan which was terminated effective December 31, 1993
(and pursuant to which bonuses had generally been granted in an amount sufficient to reimburse persons exercising nonqualified stock options for tax liabilities incurred in connection with the exercise of such options and receipt of the bonus), despite technically failing to come within any of the exceptions to Section 162(m)'s nondeductibility rule, represented an appropriate potential benefit to him based on appreciation in the Company's stock subsequent to the dates on which the Chief Executive Officer was awarded nonqualified options. In entering into the Compensation Agreement, it determined not to deprive him of the opportunity to receive such compensation in connection with exercise of his options to purchase Class B Common Stock solely because of the possibility that all or a portion of such benefit would not be deductible for federal income tax purposes.

                      Members of the Compensation Committee

                        Gustave G. Amsterdam (Chairman)*
                               Sheldon M. Bonovitz
                                Joseph L. Castle*

*  Members of the Subcommittee

Compensation of Directors

     Each member of the Board of Directors who is not an employee of the Company (a "non-employee director") receives an annual fee of $20,000, plus $1,500 for each meeting of the Board of Directors attended and $750 for each meeting of any committee of the Board of Directors attended which is not held in conjunction with a meeting of the Board of Directors. In addition, any outside director who serves as the chairperson of a committee of the Board of Directors receives an annual fee of $1,000. Each director is also reimbursed for incidental travel expenses for meetings attended. Mr. Amsterdam also receives $750 as compensation for each meeting attended as the designee of the Board of Directors on a committee of the Company's management.

     The Company's 1987 Stock Option Plan provides that each non-employee director will be granted annually, on each February 1, an option to purchase 5,400 shares of Class A Special Common Stock (except that the first such grant to a new non-employee director will be an option to purchase 9,000 shares) at an exercise price per share equal to the fair market value of a share of Class A Special Common Stock on the date of grant. Each such option becomes exercisable six months after the date of grant and generally expires five years from the date of grant.

     Mr. Daniel Aaron, a director of the Company and its former Vice Chairman of the Board of Directors, serves as a consultant to the Company on an as needed basis. Pursuant to this arrangement, Mr. Aaron received $86,250 during 1995. During 1995, Mr. Aaron also received the following amounts related to his prior service as a full-time executive officer of the Company: $47,644 under the Company's Supplemental Executive Retirement Plan, $30,000 under the Company's Executive Deferred Compensation Plan, and bonuses aggregating $42,461 under a split-dollar life insurance arrangement pursuant to which, in 1994, Mr. Aaron had exchanged certain of his rights to receive deferred compensation for life insurance benefits with an equivalent after-tax cost to the Company on a present value basis.

Compensation Committee Interlocks and Insider Participation

     Messrs. Ralph J. Roberts, Brodsky, and Brian L. Roberts, none of whom serve on the Compensation Committee of the Company, are also executive officers and directors of Storer Communications, Inc., and Comcast UK Cable Partners Limited, each a subsidiary of the Company, and in such capacities have participated in decisions regarding the compensation of executive officers of the respective corporations. Messrs. Ralph J. Roberts, Brodsky, and Brian L. Roberts do not, however, receive any additional compensation for serving as such executive officers or directors. Mr. Brian L. Roberts is the son of Mr. Ralph J. Roberts.

     Mr. Bonovitz, a member of the Compensation Committee, is a partner in the law firm of Duane, Morris & Heckscher, which provides services to the Company from time to time.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     At the meeting, the shareholders will elect ten directors to hold office for the ensuing year and until their respective successors have been duly elected and qualified. Should any one or more of these nominees become unavailable to accept nomination or election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors. Each of the nominees currently is serving as a director of the Company.

     The following sets forth certain information about each nominee:

     Ralph J. Roberts, 76, has served as a director and Chairman of the Board of Directors of the Company for more than five years. He is the President and a director of Sural. Mr. Roberts devotes the major portion of his time to the business and affairs of the Company. Mr. Roberts is also a director of Storer Communications, Inc., and Comcast UK Cable Partners Limited.

     Julian A. Brodsky, 62, has served as a director and Vice Chairman of the Board of Directors of the Company for more than five years. He serves as Treasurer and a director of Sural. Mr. Brodsky devotes the major portion of his time to the business and affairs of the Company. He is also a director of Storer Communications, Inc., RBB Fund, Inc., and Comcast UK Cable Partners Limited.

     Brian L. Roberts, 36, has served as President of the Company and a director for more than five years. Mr. Roberts serves as Vice President and a director of Sural. Mr. Roberts devotes the major portion of his time to the business and affairs of the Company. He is the son of Mr. Ralph J. Roberts. Mr. Roberts is also a director of Turner Broadcasting System, Inc., Storer Communications, Inc., and Comcast UK Cable Partners Limited.

     Daniel Aaron, 70, has served as a director of the Company for more than five years. He served as Vice Chairman of the Board of Directors for more than five years until his retirement in February 1991. He continues to serve as a consultant to the Company.

     Gustave G. Amsterdam, 87, has been a director of the Company for more than five years. Mr. Amsterdam was, for more than five years before his retirement, Chairman of the Board of Bankers Securities Corporation, a mercantile, real estate management and operating company.

     Sheldon M. Bonovitz, 59, has been a director of the Company for more than five years. Mr. Bonovitz has been a partner specializing in tax matters with the law firm of Duane, Morris & Heckscher for more than five years. Mr. Bonovitz is a nephew by marriage of Ralph J. Roberts and a cousin by marriage of Brian L.

Roberts. Mr. Bonovitz is also a director of Castle Energy Corporation and Surgical Laser Technologies, Inc.

     Joseph L. Castle, II, 63, has been a director of the Company for more than five years. Mr. Castle has been, for more than five years, a financial consultant and is the Chairman and Chief Executive Officer and a director of Castle Energy Corporation, an independent oil and gas refining, exploration and production company which also manages oil and gas limited partnerships. Mr. Castle is also a director of Charming Shoppes, Inc., and Marks Center Trust.

     Bernard C. Watson, 68, has been a director of the Company for more than five years. Dr. Watson has been President and Chief Executive Officer of the William Penn Foundation for more than five years.

     Irving A. Wechsler, 75, has been a director of the Company for more than five years. Mr. Wechsler has been, for more than five years, a partner in the firm of Wechsler, Wolsh and Associates, Certified Public Accountants, in Pittsburgh, Pennsylvania.

     Anne Wexler, 66, has been a director of the Company for more than five years and has been for more than five years Chairman of the Wexler Group, a consulting firm specializing in government relations and public affairs, which is an operating unit of Hill and Knowlton Public Affairs Worldwide. The Wexler Group and Hill and Knowlton Public Affairs Worldwide provide services to the Company and received payments for such services from the Company of approximately $343,000 in 1995. Ms. Wexler is also a director of Alumax, Inc., The Continental Corporation, The Dreyfus Corporation Index Funds, The Dreyfus Corporation Mutual Funds, New England Electric System, and Nova Corporation.

Committees and Meetings of the Board of Directors

     The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee. The Compensation Committee has a Subcommittee on Performance-Based Compensation.

     Messrs. Ralph J. Roberts (Chairman), Amsterdam and Bonovitz serve as members of the Executive Committee, which held seven meetings during 1995. The Committee acts for the directors in the intervals between meetings of the Board.

     Messrs. Amsterdam, Bonovitz, Castle, Watson and Wechsler (Chairman) serve as members of the Audit Committee, which held three meetings during 1995. The Committee meets with the Company's independent public accountants, counsel, internal audit department and management to discuss the scope and results of the annual audit, internal accounting procedures and certain other questions of accounting policy.

     Messrs. Amsterdam (Chairman), Bonovitz and Castle serve as members of the Compensation Committee, which held five formal meetings during 1995. The Committee considers and determines all compensation matters relating to the Company's executive officers (other than matters which are handled by the Subcommittee as described below). Messrs. Amsterdam and Castle serve as members of the Subcommittee on Performance-Based Compensation, which held five meetings during 1995. The Subcommittee's functions include administrating the Company's stock option, restricted stock and bonus plans and establishing performance-based criteria and goals for compensation to senior executive officers.

     Messrs. Aaron, Castle and Watson and Ms. Wexler (Chairperson) serve as members of the Nominating Committee, which met one time during 1995. The Committee reviews the size and composition of the Board of Directors and is responsible for recommending nominees to serve on the Board of Directors. In carrying out its responsibilities, the Nominating Committee will consider candidates recommended by other directors, employees and shareholders. Written suggestions for candidates to serve as directors if nominated and elected should be sent to the President of the Company at Comcast Corporation, 1500 Market Street, Philadelphia, Pennsylvania 19102-2148. The Company's by-laws require that written notice of the intent to make a nomination at a meeting of shareholders must be received by the President of the Company (a) with respect to an election to be held at an annual meeting, not less than 90 days in advance of the date which is the one year anniversary of the prior year's annual meeting of shareholders, and (b) with respect to an election to be held at a special meeting, the close of business on the seventh day following the day on which notice of a special meeting of shareholders for the election of directors is given to shareholders. The notice must contain: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of the Company's stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected.

     The Board of Directors held six meetings in 1995. No member of the Board of Directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which such director served.

                                  PROPOSAL TWO

                       APPROVAL OF THE COMCAST CORPORATION
                             1996 STOCK OPTION PLAN

     On March 13, 1996, the Company's Board of Directors adopted the Comcast Corporation 1996 Stock Option Plan (the "1996 Plan"), subject to approval by the Company's shareholders at the 1996 Annual Meeting. The Plan was adopted to replace the Comcast Corporation 1987 Stock Option Plan (the "1987 Plan"), which expires by its terms in January 1997. No options have been granted under the 1996 Plan, and future option grants under the 1996 Plan are not determinable, except with respect to non-employee directors who will receive annual grants of options to purchase 5,400 shares of Class A Special Common Stock, see "Description of the 1996 Plan - Eligibility" below. For information on option grants in 1995 under the 1987 Plan, see "Stock Option Grants" elsewhere in this Proxy Statement.

Description of the 1996 Plan

     The following is a summary of the material features of the 1996 Plan.

     The 1996 Plan provides for the grant of options to purchase shares of the Company's Class A Special Common Stock to employees (whether or not members of the Board of Directors) of the Company and its parents or subsidiaries ("Affiliates") within the meaning of Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"), as designated by the Company's Board of Directors or a committee of two or more of its non-employee members appointed by the Board of Directors, and for the grant of options to non-employee directors of the Company. Except to the extent an option granted under the 1996 Plan is specifically designated as a nonqualified option (as defined below) or otherwise becomes a nonqualified option after grant, options granted to employees of the Company or its Affiliates under the 1996 Plan are intended to qualify as qualified stock options (sometimes hereinafter referred to as "ISOs") within the meaning of Section 422(b) of the Code. Options granted under the 1996 Plan to non-employee directors of the Company, options granted to employees under the 1996 Plan which are specifically designated as nonqualified options, and options otherwise ineligible for treatment as an ISO are hereinafter referred to as "nonqualified options."

     No Options may be granted under the 1996 Plan after March 12, 2006.

     The 1996 Plan is intended as an additional incentive to employees and non-employee directors to enter into or remain in the employ of the Company or its Affiliates or to serve on the Board of Directors of the Company or any of its Affiliates and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of options to purchase the Company's Class A Special Common Stock.

     ISOs and nonqualified options are sometimes hereinafter collectively referred to as "Options." Recipients of Options are hereinafter referred to as "Optionees." Shares of the Company's Class A Special Common Stock are sometimes hereinafter referred to as "Shares." Shares which may be issued upon exercise of Options are hereinafter referred to as "Option Shares." The members of the committee or subcommittee of the Board of Directors administering the 1996 Plan is sometimes referred to, with respect to the Plan subject to their administration, as the "Committee."

     Eligibility
     -----------

     All employees of the Company and its Affiliates are eligible to receive ISOs under the 1996 Plan. All employees, officers and non-employee directors of the Company and its Affiliates are eligible to receive nonqualified options under the 1996 Plan. An employee may receive more than one Option under the 1996 Plan but only on the terms and subject to the restrictions of the 1996 Plan.

     In determining the eligible participants to whom Options are granted under the 1996 Plan and the number of Shares covered by such Options, the Committee may take into account the nature of such participant's services and responsibilities, his or her present and potential contributions to the Company's success and such other factors as the Committee may deem relevant.

     The 1996 Plan provides that the maximum number of shares of the Class A Special Common Stock for which Options may be issued to any single individual in any calendar year is 1,000,000 shares, subject to adjustment as described under "Purchase of Shares Under the 1996 Plan." The 1996 Plan provides that each non-employee director of the Company shall receive a grant of Options to purchase 5,400 shares of Class A Special Common Stock on each February 1, except that any non-employee director first elected to the Board of Directors after March 13, 1996, shall receive a grant of Options to purchase 9,000 shares of Class A Special Common Stock on February 1 of such newly elected director's first year as a member of the Board of Directors.

     Shares Covered By The 1996 Plan
     -------------------------------

     The 1996 Plan provides for the grant of Options to purchase up to an aggregate of 20,000,000 shares of the Company's Class A Special Common Stock. As of the close of business on May 6, 1996, the aggregate market value of such shares was $______________ .

     If an Option granted under the 1996 Plan expires or terminates without having been exercised in full, the Option Shares allocable to the unexercised portion of such Option will be available for the grant of additional Options under the 1996 Plan, to the extent additional Options thereunder may be granted.

     Administration
     --------------

     The 1996 Plan provides that it will be administered by the Subcommittee on Performance-Based Compensation of the Compensation Committee of the Board of Directors, or any other committee or subcommittee designated by the Board of Directors of the Company, provided it is composed of two or more non-employee members of the Board of Directors of the Company, each of whom is an "outside director" within the meaning of the Code. Currently, the Subcommittee on Performance-Based Compensation of the Compensation Committee of the Board of Directors administers the 1996 Plan.

     The Committee is authorized under the 1996 Plan to determine the Optionees to whom and the times at which the Options are granted and become exercisable. Subject to the provisions of the Plan, the Committee also is authorized to determine the number of Shares issuable upon exercise of each Option and other terms and conditions of the Option. In addition, the 1996 Plan provides that the Committee may determine whether an Option is intended to be an ISO. Under certain circumstances, the Committee may have the power to accelerate or extend the exercise date of outstanding Options. See "Amendments," "Methods of Exercise" and "Termination."

     The individual option document (the "Option Document") for each Option sets forth the terms of such Option. The Option Documents are in such form as the Committee shall from time to time approve. The interpretation and construction by the Committee of any provision of the 1996 Plan, or of any Option Document, is final, binding and conclusive.

     Purchase of Shares Under the 1996 Plan
     ------------------------------------------

     Under the 1996 Plan, the Committee sets forth in each Option Document the exercise price for the Option Shares covered thereby (the "Option Price"), provided that the Option Price may not be less than 100% of the fair market value of such Shares on the date or at the time that the Option is granted. In addition, if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option Price must be at least 110% of the fair market value of such Shares on the date the Option is granted. The 1996 Plan provides that "fair market value" shall generally be determined based on the last reported sale price of Shares on the last trading day prior to the date on which such value is determined.

     The number of Shares of Class A Special Common Stock for which Options may be granted under the 1996 Plan, and the number of Shares of Class A Special Common Stock issuable upon exercise of Options granted under the 1996 Plan, and the exercise price for such Options, are subject to adjustment in the event of a stock dividend, stock split or certain other capital adjustments. No adjustment will be made in respect of the issuance of Shares on the conversion of other securities of the Company that are convertible into such class or classes of Shares.

     Amendments
     ----------

     The Committee, with the consent of an Optionee, may amend the provisions of Option Documents under the 1996 Plan. Under the 1996 Plan, consent of the Optionee is not required for acceleration of the expiration date of an Option in the event of the dissolution or liquidation of the Company or upon the occurrence of certain other corporate transactions. See "Termination." The Committee, with the consent of the Optionee, may amend the provisions of the Incentive Plan to the extent necessary to maintain Options as ISOs within the meaning of the Code.

     The Committee may amend the 1996 Plan from time to time in such manner as it may deem advisable. However, the 1996 Plan may be amended without obtaining shareholder approval within twelve months before or after such action, to change the class of individuals eligible to receive ISOs under the 1996 Plan, extend the expiration date of the 1996 Plan, decrease the minimum Option Price of an ISO granted under the 1996 Plan or increase the maximum number of Shares for which Options may be granted (other than as a result of adjustments in the event of a stock dividend, stock split or certain other capital adjustments). In addition, provisions of the 1996 Plan relating to grants of Options to non-employee directors that determine (i) which directors are granted Options pursuant to such provisions; (ii) the number of Shares subject to Options granted under such provisions; (iii) the Option Price of such Shares; and (iv) the timing of grants of Options pursuant to such provisions may not be amended more than once every six months, other than to comport with the Code or the Employee Retirement Income Security Act of 1974, if applicable.

     The power of the Board of Directors or the Committee to amend Option Documents or the Plans may be subject to limitations contained in applicable provisions of the Code and federal securities laws and regulations.

     Methods of Exercise
     -------------------

     An Option granted under the 1996 Plan may be exercised by the Optionee only by written notice to the Company. The notice required under the 1996 Plan must specify the number of Shares to be purchased and must be accompanied by payment in full of the purchase price. Payment may be made in cash, by certified check payable to the order of the Company, or by a combination of the foregoing. In addition, if the Committee so provides in an Option Document, payment may be made all or in part in shares of the Class A Special or Class A Common Stock held for more than six months or such shorter period of time as shall not, in the Committee's sole discretion, have an adverse effect on the Company's financial statements; provided, however, that the Option Shares may not be paid for in shares of Class A Special or Class A Common Stock if such method of payment would result in liability under Section 16(b) of the Securities Exchange Act of 1934.

     The 1996 Plan does not require any contributions to be made by the Company, and Optionees are under no obligation to exercise any Option granted under the 1996 Plan.

     There is no limitation on the number of Shares an Optionee may acquire under the 1996 Plan in any given year through the exercise of outstanding Options, except as may be provided by the Committee in an Option Document.

     Termination
     -----------

     The term during which an Option may be exercised is set out in the individual Option Document, but may not exceed (i) ten years from the date of grant or (ii) with respect to ISOs, five years from the date of grant if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliate.

     An Optionee's right to exercise any part of an Option granted pursuant to the 1996 Plan terminates on the first to occur of: (i) expiration of the Option term specified in the Option Document, which is subject to the limitations described in the preceding paragraph; (ii) expiration of three months from the date when the Optionee ceases to be an employee of the Company or an Affiliate for any reason other than disability (as defined in Section 22(e)(3) of the Code), death or a finding of the Committee that the employee has breached his or her employment contract with, or has been engaged in any sort of disloyalty to, or has disclosed trade secrets of, the Company or an Affiliate, provided that the Committee may specify in an Option Document that an Option may be exercisable during a longer period after the Optionee ceases to be an employee, but in no event later than the expiration of the Option term specified in the Option Document; (iii) expiration of one year from the date the Optionee's employment with the Company or an Affiliate terminates as a result of an Optionee's death or disability; (iv) the date set by the Committee as an accelerated expiration date in the event of the dissolution or liquidation of the Company or any other transaction in which an unaffiliated third party acquires more than 50% of the voting power for election of directors of the Company; or (v) the date of a finding by the Committee that the Optionee has breached his or her employment contract with the Company or an Affiliate, has been engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment, or has disclosed trade secrets of the Company or an Affiliate. In the event of such a finding by the Committee, in addition to immediate termination of the Option, the Optionee, upon a determination by the Committee, will forfeit all Option Shares for which the Company has not yet delivered stock certificates representing the Option Shares, upon refund by the Company of the exercise price of the Option.

     Transferability of Options
     --------------------------

     In general, Options granted under the Plans are not transferable by the Optionee except by will or by the laws of descent and distribution, and during the lifetime of the Optionee, Options may be exercised only by the Optionee. However, the 1996 Plan provides that the Committee may, in its discretion, provide in an Option Document or an amendment thereto that such Options may be transferred to members of the Optionee's immediate family, or trusts or partnerships the sole beneficiaries or partners of which are members of the Optionee's immediate family or the Optionee, provided that such transfer is without consideration. Any Options so transferred will remain subject to all conditions applicable to the Options, as set forth in the 1996 Plan or the relevant Option Documents, except that the consent of the transferee of the Options (rather than that of the original Optionee) will be required in order to amend the transferred Options. See "Amendments." Any Option which is made transferable to the extent provided in the 1996 Plan will be a nonqualified option.

     Withholding of Taxes
     --------------------

     Whenever the Company proposes or is required to deliver or transfer Shares of Class A Special Common Stock in connection with the exercise of an Option under the 1996 Plan, the Company has the right to require the Optionee to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such shares or to take whatever action it deems necessary to protect its interests with respect to tax liabilities in connection with the issuance of such shares.

     Under the 1996 Plan, tax liabilities incurred in connection with the exercise of an Option (other than an ISO) will be satisfied by the Company's withholding a portion of the Option Shares underlying the Option that have a fair market value approximately equal to the minimum amount of taxes required to be withheld by the Company under applicable law, unless otherwise determined by the Committee with respect to any Optionee. However, the Committee may permit an Optionee to elect to have taxes withheld in excess of the minimum amount required to be withheld by the Company, or to pay to the Company in cash all or a portion of the taxes to be withheld upon the exercise of an Option. Persons subject to the reporting requirements under Section 16 of the Securities Exchange Act of 1934 must make the election at least six months prior to the date the amount of tax to be withheld or paid is determined, and the election will remain in effect with regard to all future exercises of Options following such six month period unless revoked upon six months prior notice. The Committee may add such other requirements and limitations regarding these elections as it deems appropriate.

     Federal Income Taxation
     -----------------------

     The following discussion is intended to point out the general principles of current federal income tax law applicable to the Options issued under the 1996 Plan.

         Incentive Stock Options. For the purposes of the regular income tax currently imposed under the Code, the holder of an Option under the 1996 Plan which is an ISO will not recognize taxable income upon either the grant or exercise of the Option.

     The Optionee will recognize long-term capital gain or loss on a disposition of the Option Shares acquired upon exercise of an ISO provided the Optionee does not dispose of the Option Shares within two years from the date the ISO was granted and within one year after the Option Shares were transferred to Optionee. For purposes of determining such gain or loss, the Optionee's basis in such Shares will, in general, be the Optionee's Option Price. Under present law, long-term capital gain is subject to a effective tax rate of 28%, while ordinary income may be taxed at a maximum effective rate of 39.6%. If the Optionee satisfies both of the holding periods described above, then the Company will not be allowed a deduction by reason of the exercise of the ISO.

     The amount, if any, by which the fair market value of an Option Share at the time of exercise (determined without regard to certain transfer restrictions) exceeds the Option Price will be included in the computation of the Optionee's "alternative minimum taxable income," generally in the year he or she exercises the ISO, for purposes of the "alternative minimum tax" imposed by
Section 55 of the Code. If an Optionee pays alternative minimum tax, the amount of such tax paid that is attributable to the exercise of ISOs will be allowed as a credit against regular tax liability in subsequent years in which the Optionee's regular tax liability (reduced by certain other tax credits) exceeds his or her tentative minimum tax. Further, the Optionee's basis in Option Shares acquired through exercise of an ISO will, for alternative minimum tax purposes, equal the fair market value of the Option Shares taken into account in determining the Optionee's alternative minimum taxable income.

     As a general rule, if the Optionee disposes of the Option Shares before satisfying the holding period requirements discussed above (a "disqualifying disposition"), his or her gain recognized on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the Option Shares on the date of exercise and the adjusted basis of the Option Shares (or, in certain cases, the excess of the amount realized on disposition over the adjusted basis, if such excess is less than the amount arrived at by the former calculation), and the Company will be entitled to a deduction in that amount. If the Option Shares received by the Optionee upon exercise of the Option are subject to a substantial risk of forfeiture and are non-transferable ("substantially nonvested"), within the meaning of the regulations under Section 83 of the Code, and the Optionee makes a disqualifying disposition of the Option Shares once they become substantially vested, the portion of the gain which will be taxed as ordinary income on the disqualifying disposition is the excess of the fair market value of the Option Shares on the date the Option Shares become substantially vested (or the amount realized on the disposition, if such amount is less) over the Option Price of the Option Shares. The Company will be entitled to a corresponding deduction. However, pursuant to Section 83(b) of the Code, Optionees may elect, generally within 30 days of exercise of the Option, to recognize ordinary income from a disqualifying disposition as if the Shares had been substantially vested on the date of exercise.

     The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the recipient held the Option Shares prior to the disposition. However, if the Option Shares were substantially nonvested and the recipient did not make the election pursuant to Section 83(b) of the Code, the Optionee's capital gain holding period begins on the date the Option Shares become substantially vested rather than the date the Option Shares were acquired.

     Optionees may be permitted to exercise ISOs by transferring to the Company shares of the Company's Class A Special Common Stock or Class A Common Stock then held by the Optionee ("Prior Shares") having a market value equal to the Option Price of the Shares to be purchased (see "Method of Exercise"). If the Optionee acquired the Prior Shares by exercise of an ISO and the Optionee has not satisfied the holding period requirements described above for the Prior Shares, then the transfer will be treated as a disqualifying disposition by the Optionee of the Prior Shares. However, if the Optionee did not acquire Prior Shares by exercise of an ISO or if the Optionee has satisfied the holding period requirements applicable to Options, then the Optionee will not recognize gain or loss upon the exchange. In that case, the Optionee's basis and holding period (for purposes other than the Option holding period rules) in the Prior Shares will carry over to a corresponding number of Option Shares received. The Optionee's basis in any additional Option Shares received will be zero and his or her holding period will begin on the date the Optionee becomes the owner of such Shares.

     If an Option granted under the 1996 Plan which is intended to be an ISO fails to qualify as such under applicable rules and regulations of the Code, such Option will be subject to the general principles of Federal income tax law discussed below with respect to nonqualified options.

         Nonqualified Options. For Federal income tax purposes, the holder of an option that is not an ISO (a "nonqualified option") will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant of a nonqualified option. The Optionee will in general recognize ordinary income upon exercise of the nonqualified option, in an amount equal to the excess of the fair market value of the Option Shares received at the time of exercise (including Option Shares withheld by the Company to satisfy tax withholding obligations) over the exercise price of the nonqualified option, and the Company will be allowed a deduction in that amount. If, however, the Option Shares received upon the exercise of the nonqualified option are "substantially nonvested" within the meaning of the regulations under
Section 83 of the Code, the Optionee will not recognize income and the Company will not be entitled to a deduction until the Option Shares become "substantially vested," in which case the amount of ordinary income recognized by the Optionee will be the excess of the fair market value of the Option Shares when they become substantially vested over the exercise price of the nonqualified option, and the Company will be entitled to a corresponding deduction. However, pursuant to Section 83(b) of the Code, an Optionee may elect, generally within 30 days of exercise of the Option, to recognize ordinary income upon exercise of the Option as if the Option Shares were substantially vested on the date of exercise.

     Upon disposition of the Option Shares, the Optionee will recognize long-term or short-term capital gain or loss, depending upon the length of time he or she held the Option Shares prior to disposition. However, if the Option Shares were substantially nonvested and the recipient did not make the election pursuant to Section 83(b) of the Code, the Optionee's capital gain holding period begins on the date the Option Shares become substantially vested rather than the date the Option Shares were acquired. The amount of long-term or short-term capital gain recognized by the Optionee upon disposition of the Option Shares will be an amount equal to the difference between the amount realized on the disposition and the Optionee's basis in the Option Shares (which basis is ordinarily the fair market value of the Option Shares on the date the Option was exercised or became substantially vested).

     Optionees may be permitted to exercise nonqualified options by transferring to the Company Prior Shares having a market value equal to the Option Price of the Shares to be purchased (see "Methods of Exercise"). In that case, no income will be recognized on the receipt of a corresponding number of Option Shares, and the Optionee's basis and holding period in the Prior Shares will carry over to the corresponding number of Option Shares received. The Optionee will recognize ordinary income on the receipt of any additional Option Shares which are substantially vested (including Option Shares withheld by the Company to satisfy tax withholding requirements) in an amount equal to their fair market value at the time of exercise. The Optionee's basis in such additional Option Shares received will equal the amount includable in the Optionee's income and his or her holding period will begin on the date the Optionee becomes the owner of such shares or, if later, the date such shares become substantially vested.

     Certain optionees may be permitted to transfer nonqualified options to members of their immediate family, or certain trusts or partnerships, without consideration. See "Transferability of Options." In the case of any nonqualified option so transferred, the original optionee will recognize income upon the exercise of the option by the transferee (or, if applicable, upon the substantial vesting of the option shares) to the same extent as if the original optionee had exercised the option, and the Company's concurrent deduction will also be the same. The transferee's basis and holding period in the stock received upon exercise of the transferred option will be the same basis and holding period as would have applied had the original optionee exercised the option in the same manner used by the transferee to exercise the option.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE COMCAST CORPORATION 1996 STOCK OPTION PLAN.

                                 PROPOSAL THREE

               ADOPTION OF AMENDMENT TO THE COMPANY'S ARTICLES OF
               INCORPORATION TO CONFORM CLASS VOTING REQUIREMENTS
              TO THE PENNSYLVANIA BUSINESS CORPORATION LAW OF 1988

     The Board of Directors, by unanimous vote, has approved a proposal to amend the Articles of Incorporation of the Company to provide that holders of the Company's stock shall have class voting rights only to the extent provided by the Pennsylvania Business Corporation Law of 1988, as amended (the "Pennsylvania BCL").

     Currently, Article 5(f) of the Company's Articles of Incorporation provides

     . . . . There shall be no class voting on any [amendment to the Articles of
     Incorporation] or on any other matter except with respect to certain amendments to the Articles of Incorporation regarding conversion rights of Class B Common Stock set forth in paragraph (d) of this Article Five or as shall be required by applicable law, in which such case there shall be required the affirmative vote of the holders of at least a majority of the outstanding shares of each of Class A Common Stock, Class A Special Common Stock and Class B Common Stock, voting as separate classes.

Articles 5(a) and 5(e) refer to this provision of Article 5(f) in addressing the voting rights of the holders of the Company's common stock.

     Article 5(f) as currently written differs from the Pennsylvania BCL in two respects. First, it provides for separate class votes of all three classes of common stock whenever one of the classes is required to be given a class vote by the Pennsylvania BCL. Second, it provides for such class votes whenever the conversion provisions in Article 5(d) applicable to the Class B Common stock are amended, regardless of whether the changes are adverse to each of the classes. Under the Pennsylvania BCL, the requirement that one class receive a class vote does not also require separate votes of all classes, and the Class A or Class A Special Common Stock classes would receive a class vote with respect to changes in the conversion provisions of the Class B Common stock only if such changes were adverse to the relevant class.

     The Board of Directors determined that the current provisions of the Company's Articles of Incorporation could, under some circumstances, require the Company to overcome unnecessary obstacles and to undertake the additional expense of providing separate class votes to all classes of common stock, including the Class A Special Common Stock which does not ordinarily vote and which is the Company's largest class of stock, without any corresponding benefit to shareholders. Such circumstances would include, for example, amendments to reduce or eliminate conversion rights of the Class B Common Stock (which under the Pennsylvania BCL could be accomplished by a general vote of all voting stock and a separate class vote of the Class B Common Stock only), or amendments to provide for convertibility of the Class B Common Stock into a new class of stock on a basis equivalent to the Class A and Class A Special Common Stock classes (which under the Pennsylvania BCL would not require a class vote of any class). Any amendment to increase the conversion rights of the Class B stock to the detriment of any other class of stock would continue to require a class vote of the class of stock adversely affected. The amendment would also eliminate the need for class votes by all classes if, pursuant to Section 1906 of the Pennsylvania BCL, in a merger or other similar transaction all holders of stock of the same class were not to be treated in the same manner. Section 1906 authorizes such differential treatment within a class if approved by a separate class vote of the affected class, but does not require separate class votes of unaffected classes. The Board of Directors has no plans at this time to propose any amendment to the Company's Articles of Incorporation affecting the conversion rights of the Class B Common Stock or otherwise requiring a separate vote of any class, except for the amendments proposed in this Proxy Statement, or any transaction involving a need for a class vote of any class under Section 1906. However, the Company is constantly evaluating possible transactions, some of which could require amendments to the Company's Articles of Incorporation (including authorization of a new class or classes of stock), and the Board of Directors may propose an amendment to the Company's Articles of Incorporation, or propose a plan requiring a separate class vote of one or more classes under
Section 1906, in connection with such a transaction should it determine that such a transaction would be in the Company's best interest.

     Accordingly, the Board of Directors has approved a resolution amending Articles 5(a), 5(e), and 5(f) as follows (deleted language indicated by brackets; additional language indicated by italics):

     Article 5(a):

         Each Share of Class A Common Stock shall entitle the holder thereof to one (1) vote. Each share of Class B Common Stock shall entitle the holder thereof to fifteen (15) votes. Holders of shares of Class A Special Common Stock shall not be entitled to vote for the election of directors or any other matter except as may be required by applicable law[ or by paragraph
     (f) of this Article 5], in which case each share of Class A Special Common Stock shall entitle the holder thereof to one (1) vote.

     Article 5(e):

         Except [as provided in paragraph (f) of this Article 5, or] where holders of Class A Special Common Stock are expressly required to vote under applicable law, only the holders of Class A Common Stock and holders of Class B Common Stock shall be entitled to vote and shall vote as a single class on all matters with respect to which a vote of the shareholders of this Corporation is required or permitted under applicable law, the Articles of Incorporation of this Corporation, or the By-Laws of this Corporation including, but not limited to, matters concerning the sale, lease or exchange of all or substantially all of the property and assets of this Corporation, mergers or consolidations with another corporation or corporations, dissolutions of this Corporation, or amendments to the Articles of Incorporation of this Corporation. Except as provided in paragraph (f) of this Article Five, whenever applicable law, the Articles of Incorporation of this Corporation or the By-Laws of this Corporation provide for the necessity of an "affirmative vote of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast thereon," or "a majority of the voting stock," or language of similar effect, any and all such language shall mean that the Class A Common Stock and the Class B Common Stock shall vote as one class and that a majority consists of a majority of the total number of votes entitled to be cast in accordance with the provisions of paragraph
     (a) of this Article Five, so that each share of Class A Common Stock shall entitle the holder thereof to one (1) vote and that each share of the Class B Common Stock shall entitle the holder thereof to fifteen (15) votes.

     Article 5(f):

         Each and any provision of the Articles of Incorporation of this Corporation may from time to time, when and as desired, be amended by a resolution of the Board of Directors and the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon, as determined in accordance with the provisions of paragraph (a) of this Article Five, so that each share of Class A Common Stock shall entitle the holder thereof to one (1) vote and that each share of the Class B Common Stock shall entitle the holder thereof to fifteen (15) votes. There shall be no class voting on any such amendments or on any other matter except [with respect to certain amendments to the Articles of Incorporation regarding conversion rights of Class B Common Stock as set forth in paragraph (d) of this Article Five or] as shall be required by applicable law, in which case there shall be required the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of each [of Class A Common Stock, Class A Special Common Stock and Class B Common Stock , voting as separate classes ] CLASS ENTITLED TO VOTE BY APPLICABLE LAW, VOTING AS A SEPARATE CLASS.

     The Board of Directors is submitting such amendment to a separate class vote of each class of the Company's shareholders, because such class votes are required under Section 1914(e) of the Pennsylvania BCL, which provides that whenever the articles of a corporation require for the taking of any action by the shareholders or a class of shareholders a specific number or percentage of votes, the provision of the articles setting forth that requirement shall not be amended or repealed by any lesser number or percentage of votes of the shareholders or of the class of shareholders. Therefore, in addition to receiving the affirmative vote of a majority of the votes cast by all holders of Class A Common Stock and all holders of Class B Common Stock, voting as a single class, to be adopted the amendment must also receive the affirmative vote of a majority of votes cast by the holders of the Class A Common Stock, the holders of the Class A Special Common Stock, and the holders of the Class B Common

Stock, voting as separate classes. Each share of Class A Special Common Stock is entitled to one vote in connection with the separate class vote of the Class A Special Common Stock on such proposed amendment, notwithstanding that the Class A Special Common Stock is not generally entitled to vote on matters submitted to the Company's shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CONFORM CLASS VOTING REQUIREMENTS TO PENNSYLVANIA CORPORATE LAW.

                                  PROPOSAL FOUR

               ADOPTION OF AMENDMENT TO THE COMPANY'S ARTICLES OF
              INCORPORATION TO AUTHORIZE MIRROR SPIN-OFFS, MERGERS
                         AND OTHER SIMILAR TRANSACTIONS

     The Board of Directors, by unanimous vote, has approved a proposal to amend the Articles of Incorporation of the Company to permit the Company (in the discretion of the Board of Directors), by means of a dividend, rights distribution, merger, statutory division, recapitalization, or other means to distribute different classes of equity interests in the Company or a successor corporation (e.g., different classes of stock in a subsidiary being spun off to the Company's shareholders, or different classes of tracking stock) substantially replicating the relative rights of the three existing classes of stock of the Company.

     Article 5(j) of the Company's Articles of Incorporation provides that "Except as expressly set forth herein, the rights of the holders of Class A Common Stock, the rights of the holders of Class A Special Common Stock, and the rights of the holders of Class B Common Stock shall be in all respects identical." Section 1521(d) of the Pennsylvania BCL also provides that, except as expressly set forth in a corporation's articles of incorporation, all shares of any class shall be in all respects equal to the shares of any other class. The Articles of Incorporation currently provide for only a limited number of circumstances in which the shares of Class A Common Stock, Class A Special Common Stock, and Class B Common Stock do not have identical rights: (1) voting rights (Class A Special Common Stock does not have voting rights except in certain circumstances), (2) stock dividends may be declared either in shares of Class A Common Stock or Class A Special Common Stock, or as class-on-class stock dividends (in which holders of Class A Common Stock would receive Class A Common Stock, holders of Class A Special Common Stock would receive Class A Special Common Stock, and holders of Class B Common Stock would receive Class B Common Stock, and (3) the Class B Common Stock is convertible at the option of the holder into either Class A Common Stock or Class A Special Common Stock on a share-for-share basis, and such conversion rights are subject to anti-dilution protection. In addition, Articles 5(b) and 5(c) of the Company's Articles of Incorporation, which address cash dividends and stock dividends respectively, make no provision for non-cash distributions to shareholders other than distributions of common stock of the Company.

     The Board of Directors is aware that, from time to time, other companies in the industries in which the Company participates have considered or undertaken transactions such as the distribution to shareholders of the stock of a subsidiary engaged in a separate line of business, or the creation and distribution to shareholders of so-called "tracking stock" which affords rights to dividends and liquidation rights which may be dependent on the results of specified lines of business or assets of the issuing company, or reincorporation of a company under the laws of a different jurisdiction (such as a change in a company's state of incorporation to Delaware). The Board of Directors is also aware that, in connection with a merger or other transaction, it may be in the best interest of the Company that the Company not be the surviving corporation, even if the transaction in effect represents an acquisition by the Company and the Company's shareholders continue to control and to represent the dominant economic interest in the surviving entity. Under the Company's current Articles of Incorporation, it may not be possible to effect any such transaction without effectively combining the Company's three existing classes of stock into one class. The Board of Directors has been advised that, without amending the Company's Articles of Incorporation, the Company could not distribute different classes of subsidiary or tracking stock to the holders of its existing classes of stock, even if the different classes of subsidiary or tracking stock conferred rights in the applicable subsidiary which were equivalent to the rights in the Company represented by its existing classes of stock, or undertake a merger or other acquisitive transaction in which, as a formal matter, the Company was not the surviving entity, and in which the shareholders of the Company received stock of different classes which were equivalent to their existing stock.

     The Board of Directors has concluded that such absolute restrictions are not in the best interest of the Company and its shareholders. While the rights of the Class A Common Stock, the Class A Special Common Stock, and the Class B Common Stock with respect to dividends and the proceeds of liquidation of the Company should remain equal, the Board of Directors should have the flexibility to propose transactions in which the shareholders of the Company essentially continue their investment in the Company while preserving the current capital structure of the Company and the existing differences among the three classes of common stock.

     Accordingly, the Board of Directors has approved a proposal amending
Article 5(c) of the Company's Articles of Incorporation to give the Board of Directors authority to make distributions to shareholders of equity interests in the Company or other entities in which the holders of Class A Common Stock, Class A Special Common Stock, and Class B Common Stock would receive different classes of such equity interests with relative rights equivalent to the existing relative rights of the three existing classes, and to adopt plans of merger, asset transfer, division, share exchange, or recapitalization accomplishing the same result. Each of such potential transactions would involve continuation of the existing shareholders' equity interest in the Company or a successor (or in the Company and a successor), without changing the existing relative rights of the Company's classes of stock. The proposal expressly requires that all such transactions be accomplished so that holders of all shares of Common Stock, regardless of class, receive the same benefits except to the extent of relative differences among classes of equity interests that are substantially equivalent to the relative differences among the existing classes. For instance, holders of the Company's Class A Common Stock and Class B Common Stock could receive voting stock and holders of Class A Special Common Stock could receive nonvoting stock. The proposal would not authorize the distribution to the holders of one class of common stock of (i) different amounts of cash or debt securities, (ii) equity interests affording a different right to dividends (other than stock dividends, to the extent currently provided with respect to the Company's classes of common stock) or liquidation proceeds compared to the holders of any other class of common stock, (iii) any equivalent distribution in a merger or similar transaction, and any differences in voting rights in the Company, or (iv) any different voting rights in the Company or any other entity that are not the same as the relative voting rights of the Company's existing stock.

     The Board of Directors believes that the proposed amendment is in the best interest of the Company and its shareholders because it removes a potential impediment to accomplishing one or more transactions that could increase the value of the Company's stock and otherwise benefit shareholders. The Board of Directors has no plans at this time to propose any such transaction. However, the Company is constantly evaluating possible transactions, some of which could require distributing different classes of equity securities (or rights to acquire such different classes) to the Company's shareholders, and the Board of Directors may propose (or, if shareholder approval is not otherwise required, may adopt) such a transaction should it determine that such a transaction would be in the best interest of the Company and its shareholders.

     Pursuant to the proposal, Article 5(c) of the Company's Articles of Incorporation would be amended to read as follows (deleted language indicated by brackets; additional language indicated in italics):

         The holders of Class A Common Stock, the holders of Class A Special Common Stock, and the holders of Class B Common Stock, shall be entitled to receive, from time to time, when and as declared by the Board of Directors, such [stock] dividends OF STOCK OF THIS CORPORATION OR OTHER PROPERTY as the Board of Directors may determine, out of such funds as are legally available [therefore] THEREFOR. Stock dividends on, or stock splits of, any class of Common Stock shall not be paid or issued unless paid or issued on all classes of Common Stock, in which case they shall be paid or issued only in shares of that class; provided, however, that stock dividends on, or stock splits of, Class A Common Stock, Class A Special Common Stock, or Class B Common Stock may be paid or issued in shares of either Class A Common Stock or Class A Special Common Stock. Any decrease in the number of shares of any class of Common Stock resulting in a combination or consolidation of shares or other capital reclassification shall not be permitted unless parallel action is taken with respect to each other class of Common Stock, so that the number of shares of each class of Common Stock outstanding shall be decreased proportionately. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN THE EVENT OF A DISTRIBUTION OF PROPERTY, PLAN OF MERGER OR CONSOLIDATION, PLAN OF ASSET TRANSFER, PLAN OF DIVISION, PLAN OF EXCHANGE, OR RECAPITALIZATION PURSUANT TO WHICH HOLDERS OF CLASS A COMMON STOCK, HOLDERS OF CLASS A SPECIAL COMMON STOCK, AND HOLDERS OF CLASS B COMMON STOCK WOULD BE ENTITLED TO RECEIVE EQUITY INTERESTS OF ONE OR MORE CORPORATIONS (INCLUDING, WITHOUT LIMITATION, THIS CORPORATION) OR OTHER ENTITIES, OR RIGHTS TO ACQUIRE SUCH EQUITY INTERESTS, THEN THE BOARD OF DIRECTORS OF THIS CORPORATION MAY, BY RESOLUTION DULY ADOPTED, PROVIDE THAT THE HOLDERS OF CLASS A COMMON STOCK, THE HOLDERS OF CLASS A SPECIAL COMMON STOCK, AND THE HOLDERS OF CLASS B COMMON STOCK, RESPECTIVELY AND AS SEPARATE CLASSES, SHALL RECEIVE WITH RESPECT TO THEIR CLASS A COMMON STOCK, CLASS A SPECIAL COMMON STOCK, OR CLASS B COMMON STOCK (WHETHER BY DISTRIBUTION, EXCHANGE, REDEMPTION OR OTHERWISE), IN PROPORTION TO THE NUMBER OF SHARES HELD BY THEM, EQUITY INTERESTS (OR RIGHTS TO ACQUIRE SUCH EQUITY INTERESTS) OF SEPARATE CLASSES OR SERIES HAVING SUBSTANTIALLY EQUIVALENT RELATIVE DESIGNATIONS, PREFERENCES, QUALIFICATIONS, PRIVILEGES, LIMITATIONS, RESTRICTIONS AND RIGHTS AS THE RELATIVE DESIGNATIONS, PREFERENCES, QUALIFICATIONS, PRIVILEGES, LIMITATIONS, RESTRICTIONS AND RIGHTS OF THE CLASS A COMMON STOCK, CLASS A SPECIAL COMMON STOCK, AND CLASS B COMMON STOCK. EXCEPT AS PROVIDED ABOVE, IF THERE SHOULD BE ANY DISTRIBUTION OF PROPERTY, MERGER, CONSOLIDATION, PURCHASE OR ACQUISITION OF PROPERTY OR STOCK, ASSET TRANSFER, DIVISION, SHARE EXCHANGE, RECAPITALIZATION OR REORGANIZATION OF THE CORPORATION, THE HOLDERS OF CLASS A COMMON STOCK, THE HOLDERS OF CLASS A SPECIAL COMMON STOCK, AND THE HOLDERS OF CLASS B COMMON STOCK SHALL RECEIVE THE SHARES OF STOCK, OTHER SECURITIES OR RIGHTS OR OTHER ASSETS AS WOULD BE ISSUABLE OR PAYABLE UPON SUCH DISTRIBUTION, MERGER, CONSOLIDATION, PURCHASE OR ACQUISITION OF SUCH PROPERTY OR STOCK, ASSET TRANSFER, DIVISION, SHARE EXCHANGE, RECAPITALIZATION OR REORGANIZATION IN PROPORTION TO THE NUMBER OF SHARES HELD BY THEM, RESPECTIVELY, WITHOUT REGARD TO CLASS.

     The Board of Directors is submitting such amendment to a separate class vote of each class of the Company's shareholders, because such class votes are required under Section 1914(b)(2) of the Pennsylvania BCL. Therefore, in addition to receiving the affirmative vote of a majority of the votes cast by all holders of Class A Common Stock and all holders of Class B Common Stock, voting as a single class, to be adopted the amendment must also receive the affirmative vote of a majority of votes cast by the holders of the Class A Common Stock, the holders of the Class A Special Common Stock, and the holders of the Class B Common Stock, voting as separate classes. Each share of Class A Common Stock is entitled to one vote in connection with the separate class vote of the Class A Special Common Stock on such proposed amendment, notwithstanding that the Class A Special Common Stock is not generally entitled to vote on matters submitted to the Company's shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR MIRROR SPIN-OFFS, MERGERS, AND OTHER SIMILAR TRANSACTIONS.

                                  PROPOSAL FIVE

                TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to approval by the shareholders, the Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of Deloitte & Touche LLP, which served as the Company's independent auditors for the last fiscal year, to serve as the Company's independent auditors with respect to the consolidated financial statements of the Company and its subsidiaries for the current fiscal year.

     A representative of Deloitte & Touche LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she desires to do so. The representative is also expected to be available to respond to appropriate questions of shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE ABOVE PROPOSAL.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 1997 must be received by January 20, 1997 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Shareholder proposals should be directed to Stanley Wang, Senior Vice President and Secretary, at the address of the Company set forth on the first page of this Proxy Statement. Notwithstanding the foregoing, shareholders with suggestions on the nomination of directors must comply with the procedures set forth under the caption "Committees and Meetings of the Board of Directors."

                             SOLICITATION OF PROXIES

     The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expenses of solicitation of proxies for the meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company or its subsidiaries. The Company has also retained Corporate Investors Communications, Inc. ("CIC") to assist in the solicitation of proxies as described above. CIC will receive a fee from the Company of $6,000 for its services, plus reimbursement of its out-of-pocket expenses. The Company and CIC intend to request persons holding stock in their name or custody, or in the name of nominees, to send proxy materials to their principals and to request authority for the execution of the proxies, and the Company will reimburse such persons for their expense in so doing.


                           ANNUAL REPORT ON FORM 10-K

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                           [FORM OF PROXY -- CLASS A]

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                       OF DIRECTORS OF COMCAST CORPORATION

     The undersigned, a holder of Class A Common Stock of COMCAST CORPORATION, hereby constitutes and appoints RALPH J. ROBERTS and STANLEY WANG, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Shareholders of the Company to be held on Wednesday, June 19, 1996 at 9:00 a.m., at the offices of the Company, 1500 Market Street, 33rd Floor, Philadelphia, Pennsylvania, and any adjournment or postponement thereof, and thereat to vote all shares of CLASS A COMMON STOCK which the undersigned would be entitled to vote if personally present, as follows:

      1. [ ]      FOR all ten nominees for director listed below.

         [ ] WITHHOLD AUTHORITY to vote for all ten nominees for director listed below.

         [ ] FOR all ten nominees for director listed below, EXCEPT WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) WHOSE NAME(S) IS (ARE) LINED THROUGH. Nominees: Ralph J. Roberts, Julian A. Brodsky, Brian L. Roberts, Daniel Aaron, Gustave G. Amsterdam, Sheldon M. Bonovitz, Joseph L. Castle, II, Bernard
                  C. Watson, Irving A. Wechsler, and Anne Wexler.

      2.          To approve the Comcast Corporation 1996 Stock Option Plan.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

      3. To approve the amendment to the Company's Articles of Incorporation to conform class voting to the requirements of the Pennsylvania Business Corporation Law of 1988.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

      4. To approve the amendment to the Company's Articles of Incorporation to provide for mirror spin-offs, mergers, and other similar transactions.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

      5. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

      6. To vote on such other business which may properly come before the meeting.

     Unless otherwise specified, the shares will be voted "FOR" the election of all ten nominees for director and "FOR" the other proposals set forth above. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting and any adjournment or postponement thereof.

(Please sign and date on reverse side)

(Continued from other side)

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND SUMMARY ANNUAL REPORT OF COMCAST CORPORATION.

                                                     Date: _______________, 1996

                                                     __________________________
                                                     Signature of Shareholder

                                                     __________________________
                                                     Signature of Shareholder

NOTE: Please sign this Proxy exactly as name(s) appear(s) in address. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. When stock is issued in the name of two or more persons, all such persons should sign.

PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                       [FORM OF PROXY -- CLASS A SPECIAL]

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                       OF DIRECTORS OF COMCAST CORPORATION

     The undersigned, a holder of Class A Special Common Stock of COMCAST CORPORATION, hereby constitutes and appoints RALPH J. ROBERTS and STANLEY WANG, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Shareholders of the Company to be held on Wednesday, June 19, 1996 at 9:00 a.m., at the offices of the Company, 1500 Market Street, 33rd Floor, Philadelphia, Pennsylvania, and any adjournment or postponement thereof, and thereat to vote all shares of CLASS A SPECIAL COMMON STOCK which the undersigned would be entitled to vote if personally present, as follows:

      1. To approve the amendment to the Company's Articles of Incorporation to conform class voting to the requirements of the Pennsylvania Business Corporation Law of 1988.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

      2. To approve the amendment to the Company's Articles of Incorporation to provide for mirror spin-offs, mergers, and other similar transactions.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

     Unless otherwise specified, the shares will be voted "FOR" the two proposals set forth above. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting and any adjournment or postponement thereof.

(Please sign and date on reverse side)

(Continued from other side)

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND SUMMARY ANNUAL REPORT OF COMCAST CORPORATION.

                                                     Date: _______________, 1996

                                                     __________________________
                                                     Signature of Shareholder

                                                     __________________________
                                                     Signature of Shareholder

NOTE: Please sign this Proxy exactly as name(s) appear(s) in address. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. When stock is issued in the name of two or more persons, all such persons should sign.

PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                                                       APPENDIX
                               COMCAST CORPORATION

                             1996 STOCK OPTION PLAN


         1. Purpose of Plan

         The purpose of the Plan is to assist the Company in retaining valued employees, officers and directors by offering them a greater stake in the Company's success and a closer identity with it, and to aid in attracting individuals whose services would be helpful to the Company and would contribute to its success.

         2. Definitions

                  (a) "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  (b) "Board" means the board of directors of the Sponsor.

                  (c) "Cause" means:

                           (i) for an employee of a Company, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the employee, that the employee has breached his employment contract with a Company, has disclosed trade secrets of a Company or has been engaged in any sort of disloyalty to a Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment.

                           (ii) for a Non-Employee Director, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Director, that such Non-Employee Director has disclosed trade secrets of a Company, or has been engaged in any sort of disloyalty to a Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his service as a Non-Employee Director.

                  (d) "Change of Control" means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions owns then-outstanding securities of the Sponsor having more than 50 percent of the voting power for the election of directors of the Sponsor.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended.

                  (f) "Committee" means the committee described in Paragraph 5.

                  (g) "Common Stock" means the Sponsor's Class A Special Common Stock, par value, $1.00.

                  (h) "Company" means the Sponsor and each of the Parent Companies and Subsidiary Companies.

                  (i) "Date of Grant" means the date as of which an Option is granted.

                  (j) "Disability" means a disability within the meaning of
section 22(e)(3) of the Code.

                  (k) "Election Date" means the date on which an individual is first elected to the Board as a Non-Employee Director, or is elected to the Board as a Non-Employee Director following a period of one year or more during which such individual was not a member of the Board.

                  (l) "Fair Market Value. If Shares are listed on a stock exchange, Fair Market Value shall be determined based on the last reported sale price of a Share on the principal exchange on which Shares are listed on the last trading day prior to the date of determination, or, if Shares are not so listed, but trades of Shares are reported on the Nasdaq National Market, the last quoted sale price of a Share on the Nasdaq National Market on the last trading day prior to the date of determination.

                  (m) "Grant Date" means each February 1st after the date of adoption of the Plan by the Board.

                  (n) "Immediate Family" means an Optionee's spouse and lineal descendants, any trust all beneficiaries of which are any of such persons and any partnership all partners of which are any of such persons.

                  (o) "Incentive Stock Option" means an Option granted under the Plan, designated by the Committee at the time of such grant as an Incentive Stock Option within the meaning of section 422 of the Code and containing the terms specified herein for Incentive Stock Options; provided, however, that to the extent an Option granted under the Plan and designated by the Committee at the time of grant as an Incentive Stock Option fails to satisfy the requirements for an incentive stock option under section 422 of the Code for any reason, such Option shall be treated as a Non-Qualified Option.

                  (p) "Non-Employee Director" means an individual who is a member of the Board, and who is not an employee of a Company, including an individual who is a member of the Board and who previously was an employee of a Company.

                  (q) "Non-Qualified Option" means:

                           (i) an Option granted under the Plan, designated by the Committee at the time of such grant as a Non-Qualified Option and containing the terms specified herein for Non-Qualified Options; and

                           (ii) an Option granted under the Plan and designated by the Committee at the time of grant as an Incentive Stock Option, to the extent such Option fails to satisfy the requirements for an incentive stock option under section 422 of the Code for any reason.

                  (r) "Option" means any stock option granted under the Plan and described in either Paragraph 3(a) or Paragraph 3(b).

                  (s) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised in full and has not expired or terminated.

                  (t) "Outside Director" means a member of the Board who is an "outside director" within the meaning of section 162(m)(4)(C) of the Code and applicable Treasury Regulations issued thereunder.

                  (u) "Parent Company" means all corporations that, at the time in question, are parent corporations of the Sponsor within the meaning of section 424(e) of the Code.

                  (v) "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.

                  (w) "Plan" means the Comcast Corporation 1996 Stock Option
Plan.

                  (x) "Share" or "Shares" means:

                           (i) for all purposes of the Plan, a share or shares of Common Stock or such other securities issued by the Sponsor as may be the subject of an adjustment under Paragraph 11.

                           (ii) solely for purposes of Paragraphs 7(d) and 8(d), the term "Share" or "Shares" also means a share or shares of the Sponsor's Class A Common Stock, par value, $1.00.

                  (y) "Sponsor" means Comcast Corporation, a Pennsylvania corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

                  (z) "Subsidiary Companies" means all corporations that, at the time in question, are subsidiary corporations of the Sponsor within the meaning of section 424(f) of the Code.

                  (aa) "Ten Percent Shareholder" means a person who on the Date of Grant owns, either directly or within the meaning of the attribution rules contained in section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations, as defined respectively in sections 424(e) and (f) of the Code, provided that the employer corporation is a Company.

                  (bb) "Terminating Event" means any of the following events:

                           (i) the liquidation of the Sponsor; or

                           (ii) a Change of Control.

                  (cc) "Third Party" means any Person other than a Company, together with such Person's Affiliates.

                  (dd) "1933 Act" means the Securities Act of 1933, as amended.

                  (ee) "1934 Act" means the Securities Exchange Act of 1934, as amended.

         3. Rights To Be Granted

                  (a) Types of Options Available for Grant. Rights that may be granted under the Plan are:

                           (i) Incentive Stock Options, which give an Optionee who is an employee of a Company the right for a specified time period to purchase a specified number of Shares for a price not less than the Fair Market Value on the Date of Grant; and

                           (ii) Non-Qualified Options, which give the Optionee the right for a specified time period to purchase a specified number of Shares for a price not less than the Fair Market Value on the Date of Grant.

                  (b) Limit on Grant of Options. The maximum number of Shares for which Options may be granted to any single individual in any calendar year, adjusted as provided in Section 11, shall be 1,000,000 Shares.

                  (c) Presumption of Incentive Stock Option Status. Each Option granted under the Plan to an employee of a Company is intended to be an Incentive Stock Option, except to the extent any such grant would exceed the limitation of Paragraph 9 and except for any Option specifically designated at the time of grant as an Option that is not an Incentive Stock Option.

         4. Shares Subject to Plan

         Subject to adjustment as provided in Paragraph 11, not more than 20,000,000 Shares in the aggregate may be issued pursuant to the Plan upon exercise of Options. Shares delivered pursuant to the exercise of an Option may, at the Sponsor's option, be either treasury Shares or Shares originally issued for such purpose. If an Option covering Shares terminates or expires without having been exercised in full, other Options may be granted covering the Shares as to which the Option terminated or expired.

         5. Administration of Plan

                  (a) Committee. The Plan shall be administered by the Subcommittee on Performance Based Compensation of the Compensation Committee of the Board or any other committee or subcommittee designated by the Board, provided that the committee administering the Plan is composed of two or more non-employee members of the Board, each of whom is an Outside Director. Notwithstanding the foregoing, if Non-Employee Directors are granted Options in accordance with the provisions of Paragraph 8, the directors to whom such Options will be granted, the timing of grants of such Options, the Option Price of such Options and the number of Option Shares included in such Options shall be as specifically set forth in Paragraph 8. No member of the Committee shall participate in the resolution of any issue that exclusively involves an Option granted to such member.

                  (b) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                  (c) Exculpation. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office, and (ii) the breach or failure to perform constitutes self-dealing, wilful misconduct or recklessness; provided, however, that the provisions of this Paragraph 5(c) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute.

                  (d) Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his part to indemnity from the Sponsor to the fullest extent provided by applicable law and the Sponsor's By-laws in connection with or arising out of any actions, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he may be involved by reasons of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of the action, suit or proceeding.

         6. Eligibility

                  (a) Eligible individuals to whom Options may be granted shall be employees, officers or directors of a Company who are selected by the Committee for the grant of Options. The terms and conditions of Options granted to individuals other than Non-Employee Directors shall be determined by the Committee, subject to Paragraph 7. The terms and conditions of Options granted to Non-Employee Directors shall be determined by the Committee, subject to Paragraph 8.

                  (b) An Incentive Stock Option shall not be granted to a Ten Percent Shareholder except on such terms concerning the option price and term as are provided in Paragraph 7(b) and 7(g) with respect to such a person. An Option designated as Incentive Stock Option granted to a Ten Percent Shareholder but which does not comply with the requirements of the preceding sentence shall be treated as a Non-Qualified Option. An Option designated as an Incentive Stock Option shall be treated as a Non-Qualified Option if the Optionee is not an employee of a Company on the Date of Grant.

         7. Option Documents and Terms - In General

         All Options granted to Optionees other than Non-Employee Directors shall be evidenced by option documents. The terms of each such option document shall be determined from time to time by the Committee, consistent, however, with the following:

                  (a) Time of Grant. All Options shall be granted within 10 years from the earlier of (i) the date of adoption of the Plan by the Board, or
(ii) approval of the Plan by the shareholders of the Sponsor.

                  (b) Option Price. The option price per Share with respect to any Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such Share on the Date of Grant; provided, however, that with respect to any Incentive Stock Options granted to a Ten Percent Shareholder, the option price per Share shall not be less than 110% of the Fair Market Value of such Share on the Date of Grant.

                  (c) Restrictions on Transferability. No Option granted under this Paragraph 7 shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Optionee, shall be exercisable only by him or for his benefit by his attorney-in-fact or guardian; provided that the Committee may, in its discretion, at the time of grant of a Non-Qualified Option or by amendment of an option document for an Incentive Stock Option or a Non-Qualified Option, provide that Options granted to or held by an Optionee may be transferred, in whole or in part, to one or more transferees and exercised by any such transferee; provided further that (i) any such transfer is without consideration and (ii) each transferee is a member of such Optionee's Immediate Family; and provided further that any Incentive Stock Option granted pursuant to an option document which is amended to permit transfers during the lifetime of the Optionee shall, upon the effectiveness of such amendment, be treated thereafter as a Non-Qualified Option. No transfer of an Option shall be effective unless the Committee is notified of the terms and conditions of the transfer and the Committee determines that the transfer complies with the requirements for transfers of Options under the Plan and the option document. Any person to whom an Option has been transferred may exercise any Options only in accordance with the provisions of Paragraph 7(g) and this Paragraph 7(c).

                  (d) Payment Upon Exercise of Options. Full payment for Shares purchased upon the exercise of an Option shall be made in cash, by certified check payable to the order of the Sponsor, or, at the election of the Optionee and as the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value equal to the aggregate option price, or by delivering such combination of Shares and cash as the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the option price only if the Optionee has held such Shares for more than six months (or such shorter period of time as shall not, in the Committee's sole discretion, have an adverse effect on the Sponsor's financial statements) as of the date the Option is exercised; provided further, however, that the option price may not be paid in Shares if the Committee determines that such method of payment would result in liability under section 16(b) of the 1934 Act to an Optionee. Except as otherwise provided by the Committee, if payment is made in whole or in part in Shares, the Optionee shall deliver to the Sponsor certificates registered in the name of such Optionee representing Shares legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the option price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Committee, in its sole discretion, should refuse to accept Shares in payment of the option price, any certificates representing Shares which were delivered to the Sponsor shall be returned to the Optionee with notice of the refusal of the Committee to accept such Shares in payment of the option price. The Committee may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

                  (e) Issuance of Certificate Upon Exercise of Options; Payment of Cash. Only whole Shares shall be issuable upon exercise of Options. Any right to a fractional Share shall be satisfied in cash. Upon satisfaction of the conditions of Paragraph 10, a certificate for the number of whole Shares and a check for the Fair Market Value on the date of exercise of any fractional Share to which the Optionee is entitled shall be delivered to such Optionee by the Sponsor.

                  (f) Termination of Employment. For purposes of the Plan, a transfer of an employee between two employers, each of which is a Company, shall not be deemed a termination of employment. For purposes of Paragraph 7(g), an Optionee's termination of employment shall be deemed to occur on the date of an Optionee ceases to serve as an active, full-time employee of a Company, as determined by the Committee in its sole discretion, or, if the Optionee is a party to an employment agreement with a Company, on the effective date of the Optionee's termination of employment as determined under such agreement.

                  (g) Periods of Exercise of Options. An Option shall be exercisable in whole or in part at such time or times as may be determined by the Committee and stated in the option document, provided, however, that if the grant of an Option would be subject to section 16(b) of the 1934 Act, unless the requirements for exemption therefrom in Rule 16b-3(c)(1), under such Act, or any successor provision, are met, the option document for such Option shall provide that such Option is not exercisable until not less than six months have elapsed from the Date of Grant. Except as otherwise provided by the Committee in its discretion, no Option shall first become exercisable following an Optionee's termination of employment for any reason; provided further, that:

                           (i) In the event that an Optionee terminates employment with the Company for any reason other than death or Cause, any Option held by such Optionee and which is then exercisable shall be exercisable for a period of 90 days following the date the Optionee terminates employment with the Company (unless a longer period is established by the Committee); provided, however, that if such termination of employment with the Company is due to the Disability of the Optionee, he shall have the right to exercise those of his Options which are then exercisable for a period of one year following such termination of employment (unless a longer period is established by the Committee); provided, however, that in no event shall an Incentive Stock Option be exercisable after five years from the Date of Grant in the case of a grant to a Ten Percent Shareholder, nor shall any other Option be exercisable after ten years from the Date of Grant.

                           (ii) In the event that an Optionee terminates employment with the Company by reason of his death, any Option held at death by such Optionee which is then exercisable shall be exercisable for a period of one year from the date of death (unless a longer period is established by the Committee) by the person to whom the rights of the Optionee shall have passed by will or by the laws of descent and distribution; provided, however, that in no event shall an Incentive Stock Option be exercisable after five years from the Date of Grant in the case of a grant to a Ten Percent Shareholder, nor shall any other Option be exercisable after ten years from the Date of Grant.

                           (iii) In the event that an Optionee's employment with the Company is terminated for Cause, each unexercised Option held by such Optionee shall terminate and cease to be exercisable; provided further, that in such event, in addition to immediate termination of the Option, the Optionee, upon a determination by the Committee shall automatically forfeit all Shares otherwise subject to delivery upon exercise of an Option but for which the Sponsor has not yet delivered the Share certificates, upon refund by the Sponsor of the option price.

                  (h) Date of Exercise. The date of exercise of an Option shall be the date on which written notice of exercise, addressed to the Sponsor at its main office to the attention of its Secretary, is hand delivered, telecopied or mailed first class postage prepaid; provided, however, that the Sponsor shall not be obligated to deliver any certificates for Shares pursuant to the exercise of an Option until the Optionee shall have made payment in full of the option price for such Shares. Each such exercise shall be irrevocable when given. Each notice of exercise must (i) specify the Incentive Stock Option, Non-Qualified Option or combination thereof being exercised; and (ii) include a statement of preference (which shall binding on and irrevocable by the Optionee but shall not be binding on the Committee) as to the manner in which payment to the Sponsor shall be made (Shares or cash or a combination of Shares and cash). Each notice of exercise shall also comply with the requirements of Paragraph 15.

         8. Option Documents and Terms - Non-Employee Directors

         Options granted pursuant to the Plan to Non-Employee Directors shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Paragraph 8. Options granted pursuant to Paragraph 8(a) shall be evidenced by option documents. The terms of each such option document shall be consistent with Paragraphs 8(b) through 8(g), as follows:

                  (a) Grant of Options to Non-Employee Directors. Each Non-Employee Director shall be granted, commencing on the Grant Date next following the adoption of this Plan by the Board and on each successive Grant Date thereafter, a Non-Qualified Option to purchase 5,400 Shares. Notwithstanding the preceding sentence, each newly elected Non-Employee Director:

                           (i) shall be granted a Non-Qualified Option to purchase 9,000 Shares on the Election Date; and

                           (ii) shall not be entitled to the grant of an Option hereunder on the Grant Date immediately following the Non-Employee Director's Election Date if such Election Date is within ninety (90) days of the Grant Date.

                  (b) Option Price. The option price per Share with respect to any Option granted under this Paragraph 8 shall be 100% of the Fair Market Value of such Share on the Grant Date.

                  (c) Restrictions on Transferability. No Option granted under this Paragraph 8 shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Optionee, shall be exercisable only by him or for his benefit by his attorney-in-fact or guardian; provided that the Committee may, in its discretion, at the time of grant of an Option or by amendment of an option document for an Option, provide that Options may be transferred, in whole or in part, to one or more transferees and exercised by any such transferee; provided further that (i) any such transfer is without consideration, and (ii) each transferee is a member of such Optionee's Immediate Family. No transfer of an Option shall be effective unless the Committee is notified of the terms and conditions of the transfer and the Committee determines that the transfer complies with the requirements for transfers of Options under the Plan and the option document. Any person to whom an Option has been transferred may exercise any Options only in accordance with the provisions of Paragraph 8(f) and this Paragraph 8(c).

                  (d) Payment Upon Exercise of Options. Full payment for Shares purchased upon the exercise of an Option shall be made in cash, by certified check payable to the order of the Sponsor, or, at the election of the Optionee and as the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value equal to the aggregate option price, or by delivering such combination of Shares and cash as the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the option price only if the Optionee has held such Shares for more than six months (or such shorter period of time as shall not, in the Committee's sole discretion, have an adverse effect on the Sponsor's financial statements) as of the date the Option is exercised; provided further, however, that the option price may not be paid in Shares if the Committee determines that such method of payment would result in liability under section 16(b) of the 1934 Act to an Optionee. Except as otherwise provided by the Committee, if payment is made in whole or in part in Shares, the Optionee shall deliver to the Sponsor certificates registered in the name of such Optionee representing Shares legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the option price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Committee, in its sole discretion, should refuse to accept Shares in payment of the option price, any certificates representing Shares which were delivered to the Sponsor shall be returned to the Optionee with notice of the refusal of the Committee to accept such Shares in payment of the option price. The Committee may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

                  (e) Issuance of Certificate Upon Exercise of Options; Payment of Cash. Only whole Shares shall be issuable upon exercise of Options granted under this Paragraph 8. Any right to a fractional Share shall be satisfied in cash. Upon satisfaction of the conditions of Paragraph 10, a certificate for the number of whole Shares and a check for the Fair Market Value on the date of exercise of any fractional Share to which the Optionee is entitled shall be delivered to such Optionee by the Sponsor.

                  (f) Periods of Exercise of Options. An Option granted under this Paragraph 8 shall not be exercisable for six months after the Date of Grant, and shall then be exercisable in its entirety. No Option shall first become exercisable following an Optionee's termination of service as a Non-Employee Director for any reason; provided further, that:

                           (i) In the event that an Optionee terminates service as a Non-Employee Director for any reason other than death or Cause, any Option held by such Optionee and which is then exercisable shall be exercisable for a period of 90 days following the date the Optionee terminates service as a Non-Employee Director; provided, however, that if such termination of employment with the Company is due to the Disability of the Optionee, he shall have the right to exercise those of his Options which are then exercisable for a period of one year following the date the Optionee terminates service as a Non-Employee Director; provided, however, that in no event shall an Option be exercisable after five years from the Grant Date.

                           (ii) In the event that an Optionee terminates service as a Non-Employee Director by reason of his death, any Option held at death by such Optionee which is then exercisable shall be exercisable for a period of one year from the date of death by the person to whom the rights of the Optionee shall have passed by will or by the laws of descent and distribution; provided, however, that in no event shall an Option be exercisable after five years from the Grant Date.

                           (iii) In the event that an Optionee's service as a Non-Employee Director is terminated for Cause, each unexercised Option shall terminate and cease to be exercisable; provided further, that in such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares otherwise subject to delivery upon exercise of an Option but for which the Sponsor has not yet delivered the Share certificates, upon refund by the Sponsor of the option price.

                  (g) Date of Exercise. The date of exercise of an Option granted under this Paragraph 8 shall be the date on which written notice of exercise, addressed to the Sponsor at its main office to the attention of its Secretary, is hand delivered, telecopied or mailed first class postage prepaid; provided, however, that the Sponsor shall not be obligated to deliver any certificates for Shares pursuant to the exercise of an Option until the Optionee shall have made payment in full of the option price for such Shares. Each such exercise shall be irrevocable when given. Each notice of exercise must (i) specify the Option being exercised; and (ii) include a statement as to the manner in which payment to the Sponsor shall be made (Shares or cash or a combination of Shares and cash). Each notice of exercise shall also comply with the requirements of Paragraph 15.

         9. Limitation on Exercise of Incentive Stock Options.

         The aggregate Fair Market Value (determined as of the time Options are granted) of the Shares with respect to which Incentive Stock Options may first become exercisable by an Optionee in any one calendar year under the Plan and any other plan of the Company shall not exceed $100,000. The limitations imposed by this Paragraph 9 shall apply only to Incentive Stock Options granted under the Plan, and not to any other options or stock appreciation rights. In the event an individual receives an Option intended to be an Incentive Stock Option which is subsequently determined to have exceeded the limitation set forth above, or if an individual receives Options that first become exercisable in a calendar year (whether pursuant to the terms of an option document, acceleration of exercisability or other change in the terms and conditions of exercise or any other reason) that have an aggregate Fair Market Value (determined as of the time the Options are granted) that exceeds the limitations set forth above, the Options in excess of the limitation shall be treated as Non-Qualified Options.

         10. Rights as Shareholders

         An Optionee shall not have any right as a shareholder with respect to any Shares subject to his Options until the Option shall have been exercised in accordance with the terms of the Plan and the option document and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised and the Optionee shall have made arrangements acceptable to the Sponsor for the payment of applicable taxes consistent with Paragraph 16.

         11. Changes in Capitalization

                  (a) Except as provided in Paragraph 11(b), in the event that Shares are changed into or exchanged for a different number or kind of shares of stock or other securities of the Sponsor, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split-up or other substitution of securities of the Sponsor, the Board shall make appropriate equitable anti-dilution adjustments to the number and class of shares of stock available for issuance under the Plan, and subject to outstanding Options and to the option prices. Any reference to the option price in the Plan and in option documents shall be a reference to the option price as so adjusted. Any reference to the term "Shares" in the Plan and in option documents shall be a reference to the appropriate number and class of shares of stock available for issuance under the Plan, as adjusted pursuant to this Paragraph 11. The Board's adjustment shall be effective and binding for all purposes of this Plan.

                  (b) Paragraph 11(a) shall not apply to the number of Shares that become subject to the grant of Options under Paragraph 8(a). Paragraph 11(a) shall apply for the purpose of making appropriate equitable anti-dilution adjustments to Options granted pursuant to Paragraph 8(a) before the effective date of the relevant event giving rise to the adjustment under Paragraph 11(a).

         12. Terminating Events

                  (a) The Sponsor shall give Optionees at least thirty (30) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. Upon receipt of such notice, and for a period of ten (10) days thereafter (or such shorter period as the Board shall reasonably determine and so notify the Optionees), each Optionee shall be permitted to exercise the Option to the extent the Option is then exercisable; provided that, the Sponsor may, by similar notice, require the Optionee to exercise the Option, to the extent the Option is then exercisable, or to forfeit the Option (or portion thereof, as applicable). The Committee may, in its discretion, provide that upon the Optionee's receipt of the notice of a Terminating Event under this Paragraph 12(a), the entire number of Shares covered by Options shall become immediately exercisable. Upon the close of the period described in this Paragraph 12(a) during which an Option may be exercised in connection with a Terminating Event, such Option (including such portion thereof that is not exercisable) shall terminate to the extent that such Option has not theretofore been exercised.

                  (b) Notwithstanding Paragraph 12(a), in the event the Terminating Event is not consummated, the Option shall be deemed not to have been exercised and shall be exercisable thereafter to the extent it would have been exercisable if no such notice had been given.

         13. Interpretation

         The Committee shall have the power to interpret the Plan and to make and amend rules for putting it into effect and administering it. It is intended that the Incentive Stock Options granted under the Plan shall constitute incentive stock options within the meaning of section 422 of the Code, and that Shares transferred pursuant to the exercise of Non-Qualified Options shall constitute property subject to federal income tax pursuant to the provisions of section 83 of the Code. The provisions of the Plan shall be interpreted and applied insofar as possible to carry out such intent.

         14. Amendments

         The Committee may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Committee may not, without obtaining approval within twelve months before or after such action by such vote of shareholders as may be required by Pennsylvania law for any action requiring shareholder approval, or by a majority of votes cast at a duly held shareholders' meeting at which a majority of all voting stock is present and voting on such amendment, either in person or in proxy (but not, in any event, less than the vote required pursuant to Rule 16b-3(b) under the 1934 Act) change the class of individuals eligible to receive an Incentive Stock Option, extend the expiration date of the Plan, decrease the minimum option price of an Incentive Stock Option granted under the Plan or increase the maximum number of shares as to which Options may be granted, except as provided in Paragraph 11 hereof. In addition, the provisions of Paragraph 8 that determine (i) which directors shall be granted Options; (ii) the number of Shares subject to Options; (iii) the option price of Shares subject to Options; and (iv) the timing of grants of Options shall not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, if applicable. No outstanding Option shall be affected by any such amendment without the written consent of the Optionee or other person then entitled to exercise such Option.

         15. Securities Law

                  (a) In General. The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the 1933 Act or the 1934 Act, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

                  (b) Acknowledgment of Securities Law Restrictions on Exercise. To the extent required by the Committee, unless the Shares subject to the Option are covered by a then current registration statement or a Notification under Regulation A under the 1933 Act, each notice of exercise of an Option shall contain the Optionee's acknowledgment in form and substance satisfactory to the Committee that:

                           (i) the Shares subject to the Option are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Sponsor, may be made without violating the registration provisions of the Act);

                           (ii) the Optionee has been advised and understands that (A) the Shares subject to the Option have not been registered under the 1933 Act and are "restricted securities" within the meaning of Rule 144 under the 1933 Act and are subject to restrictions on transfer and (B) the Sponsor is under no obligation to register the Shares subject to the Option under the 1933 Act or to take any action which would make available to the Optionee any exemption from such registration;

                           (iii) the certificate evidencing the Shares may bear a restrictive legend; and

                           (iv) the Shares subject to the Option may not be transferred without compliance with all applicable federal and state securities laws.

                  (c) Delay of Exercise Pending Registration of Securities. Notwithstanding any provision in the Plan or an option document to the contrary, if the Committee determines, in its sole discretion, that issuance of Shares pursuant to the exercise of an Option should be delayed pending registration or qualification under federal or state securities laws or the receipt of a legal opinion that an appropriate exemption from the application of federal or state securities laws is available, the Committee may defer exercise of any Option until such Shares are appropriately registered or qualified or an appropriate legal opinion has been received, as applicable.

         16. Withholding of Taxes on Exercise of Option

                  (a) Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (i) require the recipient to remit to the Sponsor an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (ii) take any action whatever that it deems necessary to protect its interests with respect to tax liabilities. The Sponsor's obligation to make any delivery or transfer of Shares on the exercise of an Option shall be conditioned on the recipient's compliance, to the Sponsor's satisfaction, with any withholding requirement. In addition, if the Committee grants Options or amends option documents to permit Options to be transferred during the life of the Optionee, the Committee may include in such option documents such provisions as it determines are necessary or appropriate to permit the Company to deduct compensation expenses recognized upon exercise of such Options for federal or state income tax purposes.

                  (b) Except as otherwise provided in this Paragraph 16(b), any tax liabilities incurred in connection with the exercise of an Option under the Plan other than an Incentive Stock Option shall be satisfied by the Sponsor's withholding a portion of the Shares underlying the Option exercised having a Fair Market Value approximately equal to the minimum amount of taxes required to be withheld by the Sponsor under applicable law, unless otherwise determined by the Committee with respect to any Optionee. Notwithstanding the foregoing, the Committee may permit an Optionee to elect one or both of the following: (i) to have taxes withheld in excess of the minimum amount required to be withheld by the Sponsor under applicable law, and (ii) to pay to the Sponsor in cash all or a portion of the taxes to be withheld upon the exercise of an Option. In all cases, the Shares so withheld by the Company shall have a Fair Market Value that does not exceed the amount of taxes to be withheld minus the cash payment, if any, made by the Optionee. Any election pursuant to this Paragraph 16(b) must be in writing made prior to the date specified by the Committee, and in any event prior to the date the amount of tax to be withheld or paid is determined. In addition, with respect to persons subject to reporting requirements under section 16(a) of the 1934 Act, such election must be made at least six months prior to the date the amount of tax to be withheld or paid is determined (which election will remain in effect with regard to the exercise of an Option and all future exercises of Options unless revoked upon six months prior notice). An election pursuant to this Paragraph 16(b) may be made only by an Optionee or, in the event of the Optionee's death, by the Optionee's legal representative. No Shares withheld pursuant to this Paragraph 16(b) shall be available for subsequent grants under the Plan. The Committee may add such other requirements and limitations regarding elections pursuant to this Paragraph 16(b) as it deems appropriate.

         17. Effective Date and Term of Plan

         The Plan shall become effective on the date on which the Plan is adopted by the Board, and shall expire no later than the tenth anniversary of the Board adoption, unless sooner terminated by the Board. Any Option granted before the approval of the Plan by the Sponsor's shareholders shall be expressly conditioned upon, and shall not be exercisable until, such approval. If such shareholder approval is not received within 12 months before or after the date of the adoption of the Plan by the Board, all Options granted under the Plan shall expire.

         18. General

         Each Option shall be evidenced by a written instrument containing such terms and conditions not inconsistent with the Plan as the Committee may determine. The issuance of Shares on the exercise of an Option shall be subject to all of the applicable requirements of the corporation law of the Sponsor's state of incorporation and other applicable laws, including federal or state securities laws, and all Shares issued under the Plan shall be subject to the terms and restrictions contained in the Articles of Incorporation and By-Laws of the Sponsor, as amended from time to time.



                   Executed this _____ day of _______________, 199_.




[CORPORATE SEAL]                                     COMCAST CORPORATION



Attest:  _____________________      By: _________________________